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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
VIRGIN MEDIA INC.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VIRGIN MEDIA INC.

909 Third Avenue, Suite 2863
New York, New York 10022

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 21, 2008

To Our Stockholders:

        The annual meeting of stockholders of Virgin Media Inc. will be held at 10.15 a.m., local time, on Wednesday, May 21, 2008, at the offices of Fried, Frank, Harris, Shriver & Jacobson LLP at 375 Park Avenue, New York, New York 10152, 36th Floor, for the following purposes:

1.
To elect two Class I directors to hold office until the annual meeting of stockholders that is to be held in 2011 or until their respective successors are duly elected and qualify;

2.
To ratify the appointment by the audit committee of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 2008; and

3.
To transact any other business that may properly be brought before the meeting or any adjournment or postponement of the meeting.

        Holders of our common stock as of the close of business on April 3, 2008 will be entitled to notice of, and to vote at, the annual meeting and at any adjournments or postponements of the annual meeting. The stock transfer books will not be closed. A list of the stockholders entitled to vote at the meeting will be available at our principal executive offices at 909 Third Avenue, Suite 2863, New York, New York 10022, at least ten days prior to the meeting and will also be available for inspection at the meeting.

        In accordance with new rules approved by the Securities and Exchange Commission, we will be sending a Notice of Internet Availability of Proxy Materials ("Notice") to our beneficial stockholders on or about April 11, 2008 and will provide access to our proxy materials over the internet, beginning April 11, 2008. Instructions on how to access the proxy materials over the internet or to request a printed set of the proxy materials are included in the Notice. The purpose of the annual meeting is set forth in the Notice. The proxy materials (including the proxy statement and form of proxy) will be first mailed to our registered stockholders on or about April 11, 2008.

        It is important that your shares be represented at the annual meeting. Whether or not you plan to attend the meeting, you are urged to vote by telephone, via the internet or by completing the proxy card in accordance with the instructions stated thereon. You may revoke any proxy given by you at any time prior to exercise of the proxy.

By order of the Board of Directors,

James F. Mooney
 Chairman

New York, New York
April 8, 2008

i

VIRGIN MEDIA INC.

909 Third Avenue, Suite 2863
New York, New York 10022

PROXY STATEMENT

        This proxy statement is being furnished in connection with the solicitation of proxies by our board of directors for use at our annual meeting of stockholders to be held at 10.15 a.m., local time, on Wednesday, May 21, 2008, at the offices of Fried, Frank, Harris, Shriver & Jacobson LLP at 375 Park Avenue, New York, New York 10152, 36th Floor, and at any adjournments or postponements of that meeting.

        In order to conduct business at the annual meeting, the holders of a majority of our outstanding shares of common stock entitled to vote at the meeting must be present in person or represented by proxy. To ensure a quorum and to avoid expenses and delay, the board of directors urges you to promptly submit your proxy by telephone, via the internet or by completing the proxy card in accordance with the instructions stated thereon.

        Holders of our common stock at the close of business on April 3, 2008 will be entitled to vote at the annual meeting and at any adjournments or postponements of the annual meeting. At the close of business on March 31, 2008, we had 328,011,216 shares of our common stock outstanding and entitled to vote at the annual meeting. Each share of our common stock is entitled to one vote.

        In accordance with new rules approved by the Securities and Exchange Commission, we will be sending a Notice of Internet Availability of Proxy Materials ("Notice") to our beneficial stockholders on or about April 11, 2008 and will provide access to our proxy materials over the internet, beginning April 11, 2008. Instructions on how to access the proxy materials over the internet or to request a printed set of the proxy materials are included in the Notice. The purpose of the annual meeting is set forth in the Notice. The proxy materials (including the proxy statement and form of proxy) will be first mailed to our registered stockholders on or about April 11, 2008.

        Each properly submitted proxy will be voted in accordance with the instructions contained within it. Your proxy is revocable on written instruction from you. You may also revoke your proxy by voting again on a later date by telephone or via the internet or by submitting another properly signed proxy card with a more recent date. Your revocation must be received by the office of the corporate secretary before voting is conducted on the matter with respect to which your proxy is to be exercised. If you attend the annual meeting, you may revoke your proxy by voting in person.

        The solicitation of proxies will be by mail, telephone, internet and facsimile. We will pay all expenses of soliciting proxies, including clerical work, printing and postage. We will also reimburse brokers and other persons holding shares in their names or in the names of nominees for their expenses for sending material to principals and obtaining their proxies. The solicitation of proxies may be done by our directors, officers and other employees. We have also retained D.F. King & Co., Inc. to assist in the solicitation of proxies from stockholders for a fee of approximately $7,500, plus reasonable expenses.

        Our company was formerly known as NTL Incorporated and, prior to that, as Telewest Global, Inc. On March 3, 2006, Telewest Global, Inc. and NTL Incorporated completed a merger transaction structured as a reverse acquisition by NTL Incorporated (the "Merger"). Upon completion, Telewest Global, Inc. ("Telewest") changed its name to NTL Incorporated ("New NTL"). The old NTL Incorporated, which had become a subsidiary of New NTL, changed its name to NTL Holdings Inc. ("Old NTL"). On February 6, 2007, New NTL changed its name to Virgin Media Inc. ("Virgin Media") and Old NTL changed its name to Virgin Media Holdings Inc. ("Virgin Media Holdings"). In this proxy statement, references to the Company, "us", "our", "we" and similar words refer to Virgin Media but all historical information prior to the Merger is provided for Old NTL as if Old NTL had been the acquiror.

        As a result of the Merger on March 3, 2006, the share capitalization of New NTL (now known as Virgin Media) was changed so that each share of Old NTL was converted into the right to receive 2.5 shares of Virgin Media stock. Each share of Telewest common stock outstanding prior to the merger was reclassified into (i) 0.2875 shares of Virgin Media stock following the Merger and (ii) one share of Telewest redeemable common stock that was automatically redeemed at the time of the Merger for $16.25 in cash. We have adjusted all share, option, exercise price and other historical data contained in this proxy statement to show the figures taking into account the conversion of shares in the Merger.

        Unless otherwise noted, all amounts in this proxy statement translated from pounds sterling to U.S. dollars have been translated at a rate of $2.0017 per £1.00, which is the average annual exchange rate for the year ended December 31, 2007 used by the Company in its 2007 audited financial statements.

PROPOSAL 1

ELECTION OF DIRECTORS

Election of Directors Proposal

        The first proposal is to elect two directors to hold offices until the annual meeting of stockholders that is to be held in 2011, or until their respective successors are duly elected and qualify.

Board of Directors

        Our amended and restated certificate of incorporation provides for a classified board of directors consisting of three classes as nearly equal in number as possible. Directors in each class serve staggered three-year terms. Our Class I Directors are William R. Huff and James F. Mooney and their terms terminate on the date of this year's annual meeting of stockholders. Our Class II Directors are Edwin M. Banks, George R. Zoffinger and Neil A. Berkett and their terms terminate on the date of our 2009 annual meeting of stockholders. Our Class III Directors are Jeffrey D. Benjamin and Gordon D. McCallum and their terms terminate on the date of our 2010 annual meeting of stockholders. At each annual meeting of stockholders, successors to the class of directors whose term expires at that annual meeting are elected for a three-year term. Consistent with our certificate of incorporation, in order to have a more equal number of directors in each class of directors after the resignations of Charles K. Gallagher and David Elstein, on February 6, 2008, Mr. Zoffinger resigned as a Class I Director and was appointed by the board of directors as a Class II Director. Neil A. Berkett was appointed as a Class II Director on April 7, 2008 in connection with his appointment as our chief executive officer.

        Messrs. Huff and Mooney, whose terms expire at this annual meeting, are each nominated for re-election at this annual meeting and, if elected, their new terms of office will expire at the annual meeting of stockholders to be held in 2011, or until their successors are elected and qualified. Both nominees have consented to be named in the proxy statement and to serve if elected.

        Information regarding the nominees for election at the meeting, including present business experience and business experience during the past five years, follows:

Nominees for Directors for Terms Expiring in 2011

William R. Huff

        Mr. Huff, age 58, has been a director since January 10, 2003 and chairs our executive committee and nominating sub-committee. He served as our interim chairman of the board of directors from January to March 2003, when Mr. Mooney became chairman. Mr. Huff is the president of the managing member of W.R. Huff Asset Management Co., L.L.C., an investment management firm. Mr. Huff founded W.R. Huff Asset Management Co., L.L.C. in 1984. W.R. Huff Asset Management's managed accounts and affiliates collectively historically constituted one of our stockholders.

James F. Mooney

        Mr. Mooney, age 53, has been a director and chairman of the board of directors since March 2003, and serves on the executive committee. From April 2001 to September 2002, Mr. Mooney was the executive vice president and chief operating officer of Nextel Communications Inc. Prior to joining Nextel, from January 2000 to January 2001, Mr. Mooney was first the chief financial officer, then the chief executive officer and chief operating officer of Tradeout Inc., an asset management firm jointly owned by GE Capital Corp., EBay Inc. and Benchmark Capital. From April 1999 to January 2000, Mr. Mooney was the chief financial officer at Baan Company, a business management software provider that had dual headquarters in Amsterdam and Virginia. From 1980 to March 1999, Mr. Mooney held a number of positions with IBM Corporation, including his last position as the chief financial officer of the Americas. Mr. Mooney is also a director of Sirius Satellite Radio and was the chairman of RCN Corporation, a telecommunications service provider based in the U.S., until December 2007.

        Information regarding directors not standing for election at the meeting, including present business experience and business experience during the past five years, follows:

Continuing Directors Whose Terms Expire in 2009

Edwin M. Banks

        Mr. Banks, age 45, has been a director since May 7, 2003, chairs our compensation committee, and serves on the executive and audit committees and the nominating sub-committee. Mr. Banks is the founder of Washington Corner Capital Management, L.L.C, an investment management firm. From 1988 to October 2006, Mr. Banks served as a portfolio manager for W.R. Huff Asset Management Co., L.L.C. Mr. Banks is currently a director of CKX, Inc. and CVS/Caremark Corp.

George R. Zoffinger

        Mr. Zoffinger, age 60, has been a director since January 10, 2003, chairs our audit committee, and serves on the executive and compensation committees and the nominating sub-committee. From March 2002 until December 2007, he served as the president and chief executive officer of the New Jersey Sports and Exposition Authority. From March 1998 to March 2002, he served as president and chief executive officer of Constellation Capital Corporation, a financial services company. Mr. Zoffinger is currently a director of New Jersey Resources Inc.

Neil A. Berkett

        Mr. Berkett, age 52, was appointed as a director by the board on April 7, 2008, and has been our chief executive officer since March 6, 2008. Prior to that, he served as our acting chief executive officer from August 2007 to March 2008 and as our chief operating officer from September 26, 2005 to August 2007. Prior to joining us, Mr. Berkett was managing director of distribution at Lloyds TSB since 2003. From 2002 to 2003, he was chief operating officer of Prudential Assurance Company Limited. From 1997 to 2002, he was a principal at Marsh Mill Consulting Ltd, and from 1998 to 2002, he was also chief executive of Trek Investco Ltd.

Continuing Directors Whose Terms Expire in 2010

Jeffrey D. Benjamin

        Mr. Benjamin, age 46, has been a director since January 10, 2003 and serves on the audit and compensation committees. He is currently a senior advisor to Apollo Management, LP, a private investment fund, and has held that position since September 2002. Mr. Benjamin currently serves on the boards of directors of Exco Resources, Inc. and Harrah's Entertainment, Inc.

Gordon D. McCallum

        Mr. McCallum, age 48, has been a director since September 11, 2006. Since September 2005, he has been chief executive officer of Virgin Management, Virgin Group's U.K.-based management services company providing corporate services and general management oversight of Virgin's investment portfolio. From January 1998 to September 2005, Mr. McCallum was group strategy director of Virgin Management and prior to that, he worked for Virgin Management as a freelance consultant.

Executive Officers Who Are Not Directors

        A description of our executive officers who are not directors, including present business experience and business experience during the past five years, follows:

Andrew Barron

        Mr. Barron, age 42, became our managing director of strategy and corporate development on March 17, 2008. Before he joined us Mr. Barron was chief executive officer of the Viasat broadcasting division of Scandinavian broadcaster MTG from September 2002. From January 2003 to September 2003, he served as chief operating officer of the MTG group. Prior to that, Mr. Barron was chief executive officer of Chello Media, a division of United-PanEurope Communications, from November 1999 to June 2002. Prior to that, Mr. Barron was executive vice president of new media and business development at Walt Disney Europe.

Robert C. Gale

        Mr. Gale, age 47, became our vice president—controller on June 17, 2003 and prior to that was the group director of financial control for our U.K. operations since October 2000. Mr. Gale joined us in May 2000 when we acquired the cable operations of Cable & Wireless Communications plc, where he had held a number of senior financial positions since 1998. Prior to that, Mr. Gale was chief financial officer of Comtel, a cable operator subsequently acquired by us, from 1995 to 1997.

Charles K. Gallagher

        Mr. Gallagher, age 42, became senior vice president—finance on December 18, 2007. Mr. Gallagher served on our board of directors from August 2003 until December 2007 and was the chairman of our audit committee during that period. From September 2001 to March 2007, Mr. Gallagher was chief financial officer of Viewpointe Archive Services, a joint venture among Bank of America, JP Morgan Chase & Co., U.S. Bancorp, SunTrust Banks, Inc., Wells Fargo and IBM that engages in the imaging and archiving of digital copies of checks.

Bryan H. Hall

        Mr. Hall, age 45, became our secretary and general counsel on June 15, 2004. From September 2000 to June 2004, Mr. Hall was a partner in the corporate department of the law firm Fried, Frank, Harris, Shriver & Jacobson LLP in New York, specializing in public and private acquisitions and acquisition financings. Mr. Hall is an attorney licensed to practice in the State of New York.

Mark Schweitzer

        Mr. Schweitzer, age 48, became our chief commercial officer on October 1, 2007. Before he joined us, Mr. Schweitzer was chief marketing officer of Sprint Nextel, a wireless communications company, from August 2005 to June 2007. Prior to that, he was senior vice president of marketing of Nextel Communications from April 1997 to August 2005. Mr. Schweitzer has been managing marketing, sales and customer operations functions in the communications industry since 1981, including experience with Time Warner Cable, MCI Communications and McCaw Wireless.

Malcolm R. Wall

        Mr. Wall, age 51, became the chief executive officer of our content division on March 3, 2006. Prior to that, he was the chief executive officer of the content division at Telewest since January 31, 2006. Mr. Wall served as chief operating officer at United Business Media plc from 2001 to 2005. Prior to that, he was chief executive officer of United Broadcasting and Entertainment Ltd from 1996 to 2000.

Howard Watson

        Mr. Watson, age 45, became our chief technology and information officer on March 3, 2006. Prior to that, Mr. Watson was the managing director of network technology and IT at Telewest where he had a number of key technical and managerial roles since 1993. In 1997, Mr. Watson became managing director—networks at Telewest and led the build and operation of all of Telewest's network including the build of the national network and the digital television and broadband platforms. In 2001, Mr. Watson also became responsible for IT for Telewest.

Independence of Directors

        Our board of directors currently consists of seven members. In evaluating directors' independence, the board uses the independence criteria set forth in the Nasdaq Global Select Market listing standards currently applicable to us. The board has surveyed each of our directors and has determined that, Messrs. Banks, Benjamin, Huff and Zoffinger are independent and Messrs. Berkett, McCallum and Mooney are not independent within the meaning of the Nasdaq Global Select Market listing standards. Messrs. Connors, Elstein and Gallagher were considered to be independent while they served on our board of directors in 2007. Messrs. Burch, Huff and Duffy were not considered to be independent while they served on our board of directors in 2007. On February 8, 2008, it was determined by the board that Mr. Huff was an independent director as of January 1, 2008 within the meaning of the Nasdaq Global Select Market listing standards since more than three full calendar years had elapsed since the receipt of a payment by his affiliate in 2004 that had resulted in the previous determination that he was not independent.

Meetings of the Board of Directors

        During the year ended December 31, 2007, the board of directors held eight meetings and acted by way of unanimous written consent pursuant to Section 141(f) of the General Corporation Law of the State of Delaware on three occasions. All directors attended, in the aggregate, 75% or more of all board meetings and of all meetings of committees of which they were a member during the period for which they were a director.

Compensation of Directors

        We use a combination of cash and stock-based compensation to attract and retain qualified candidates to serve on our board of directors. We reimburse our directors for out-of-pocket expenses related to attending meetings of our board of directors and committees. Our non-employee board members are paid quarterly based on an annual fee of £50,000, which is paid in U.S. dollars (converted at an average exchange rate for the relevant quarter) to our directors who are based in the United States. Our directors who are our employees do not receive additional compensation for their service as a member of our board of directors. The chairman of our audit committee receives an additional fee of $20,000 per year and the chairman of our compensation committee receives an additional fee of $15,000 per year.

        As adjusted for the conversion of shares in the Merger, in 2003, we granted each of our non-employee board members who was then in office options to purchase 187,500 shares of our common stock at the time of their election to our board of directors. These director options vested in equal installments on the first three anniversaries of the date of grant and fully vested in 2006. Except in the case of Mr. Gallagher, whose options were granted at an exercise price of $16.00 per share, these options were granted at an exercise price of $6.00 per share. As a result of changes in U.S. federal income tax laws by the adoption of section 409A of the Internal Revenue Code, option holders who held options with exercise prices below the market price at the time of issuance that had not vested prior to January 1, 2005 faced substantial additional tax and penalties. On December 21, 2007, the Company and Mr. Banks agreed to increase the exercise price of his 125,000 options that fell within this category from $6.00 to $7.82 per share to reflect the market price of the Company's common stock at the time of issuance and the Company and Mr. Gallagher agreed to increase the exercise price of his 125,000 options that fell within this category from $16.00 to $17.53 to reflect the market price of the Company's common stock at the time of issuance. As compensation for this adjustment, on March 3, 2008, the Company issued to Mr. Banks 14,996 shares of the Company's common stock with a market value of $227,500 and issued to Mr. Gallagher 12,623 shares of the Company's common stock with a market value of $191,500.

        At the March 16, 2006 board meeting, each non-employee board member who was then in office was granted options to purchase an additional 187,500 shares. These options have an exercise price of $29.06 per share and vest in equal installments on the first three anniversaries of the grant date. These options are intended to reward the non-employee directors for the significant time and attention required of them in connection with the integration of the businesses of NTL and Telewest and our other business activities, to encourage them to remain on the board of directors and to provide them with appropriate incentives to increase the value of the Company to its stockholders. The directors who were employees of the Company did not receive these awards. It was agreed at a subsequent board meeting as a matter of policy that new non-employee directors who join the board of directors after that date, but during the three-year vesting period, would be granted a prorated number of options with an exercise price that is the higher of the price on March 16, 2006 and the price on the date of grant, and with the same vesting schedule as the March 16, 2006 grant. Gordon D. McCallum joined the board of directors of the Company on September 11, 2006 and on September 14, 2007, the Company granted Mr. McCallum options to purchase 156,250 shares of the Company's common stock at an exercise price of $29.06 per share. Mr. McCallum advised the Company that he and Virgin Enterprises Limited are parties to an arrangement pursuant to which he holds these options in trust for the benefit of Virgin Enterprises Limited.

Director Summary Compensation Table

        The table below summarizes the compensation paid by us to non-employee directors for the fiscal year ended December 31, 2007. It should be noted in reviewing the table below that the amounts included under the column heading "Option Awards" represent the dollar amounts recognized for financial statement reporting purposes in accordance with FAS 123(R). These amounts do not necessarily reflect the current market value or fair value of these awards. For example, many of the exercise prices of the option awards included below are above the closing share price at December 31, 2007.

        Unless otherwise noted, all amounts in this table paid in pounds sterling have been translated into U.S. dollars at a rate of $2.0017 per £1.00.

Name(1) (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards(2) ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (f)	All Other Compensation(3) ($) (g)	Total ($) (h)
Edwin M. Banks(4)	115,364	—	506,128	—	—	—	621,492
Jeffrey D. Benjamin	100,364	—	506,128	—	—	—	606,492
William J. Connors(5)	37,016	—	(294,293)	—	—	—	(257,277)
Simon Duffy(6)	42,344	—	—	—	—	19,307	61,651
David Elstein	100,085	—	506,128	—	—	—	606,213
Charles K. Gallagher(7)	119,045	—	506,128	—	—	—	625,173
William R. Huff	100,364	—	506,128	—	—	—	606,492
Gordon D. McCallum(8)	100,085	—	256,072	—	—	—	356,157
George R. Zoffinger	101,683	—	506,128	—	—	—	607,811

(1)
Messrs. Burch and Mooney are not included in this table as they were our employees and therefore received no separate compensation for their services as directors and the compensation received by Messrs. Burch and Mooney is shown under the "Summary Compensation Table" in this proxy statement. Messrs. Connors, Duffy, Elstein and Gallagher no longer serve on our board of directors.

(2)
Reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2007 in accordance with Statement of Financial Accounting Standards ("SFAS") No. 123R, "Share-based Payments", or FAS 123(R), and therefore may include amounts from awards granted in and prior to 2007. As of December 31, 2007, each director had the following aggregate number of options outstanding: Mr. Banks—375,000; Mr. Benjamin—375,000; Mr. Connors—0; Mr. Duffy—0; Mr. Elstein—187,500; Mr. Gallagher—500,000 (this includes 125,000 options granted to Mr. Gallagher when he joined us as senior vice president—finance on December 18, 2007); Mr. Huff—375,000; Mr. McCallum—156,250; and Mr. Zoffinger—375,000. As compensation for the adjustment of the exercise price of their options, on March 3, 2008, the Company issued to Mr. Banks 14,996 shares of the Company's common stock with a market value of $227,500 and issued to Mr. Gallagher 12,623 shares of the Company's common stock with a market value of $191,500.

(3)
The value of all perquisites and personal benefits for each director was less than $10,000 in 2007.

(4)
On December 21, 2007, the Company and Mr. Banks agreed to increase the exercise price of the 125,000 options granted to him at the time of his election to our board of directors from $6.00 to $7.82 to reflect the market price of the Company's common stock at the time of issuance. As this repricing involved an increase in the exercise price, there was no incremental fair value recognized in accordance with FAS 123(R).

(5)
Mr. Connors' term expired on May 16, 2007. On this date, Mr. Connors' 125,000 unvested options were forfeited.

(6)
Mr. Duffy, our former executive vice chairman, left the Company and resigned from the board of directors on January 15, 2007. The amount included under column (b) includes Mr. Duffy's base salary of £500,000 in respect of his employment with the Company pro rata to January 15, 2007. Mr. Duffy's All Other Compensation for the 2007 fiscal year includes $16,681 in pension contributions by the Company and $2,626 in health insurance and income protection benefits.

(7)
On December 21, 2007, the Company and Mr. Gallagher agreed to increase the exercise price of the 125,000 options granted to him at the time of his election to our board of directors from $16.00 to $17.53 to reflect the market price of the Company's common stock at the time of issuance. As this repricing involved an increase in the exercise price, there was no incremental fair value recognized in accordance with FAS 123(R).

(8)
The grant date fair value of the 156,250 options granted to Mr. McCallum on September 14, 2007 was $560,299.

Staggered Board

        Our amended and restated certificate of incorporation provides for a classified board of directors consisting of three classes as nearly equal in number as possible. Directors in each class serve staggered three-year terms. Our Class I Directors are William R. Huff and James F. Mooney and their terms terminate on the date of this year's annual meeting of stockholders. Our Class II Directors are Edwin M. Banks, George R. Zoffinger and Neil A. Berkett and their terms terminate on the date of our 2009 annual meeting of stockholders. Our Class III Directors are Jeffrey D. Benjamin and Gordon D. McCallum and their terms will terminate on the date of our 2010 annual meeting of stockholders. At each annual meeting of stockholders, successors to the class of directors whose term expires at that annual meeting are elected for a three-year term. Consistent with our certificate of incorporation, in order to have a more equal number of directors in each class of directors after the resignations of Charles K. Gallagher and David Elstein, on February 6, 2008, Mr. Zoffinger resigned as a Class I Director and was appointed by the board of directors as a Class II Director. Neil A. Berkett was appointed as a Class II Director on April 7, 2008 in connection with his appointment as our chief executive officer.

Board of Directors Committees

        The board of directors has an audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act, a compensation committee and an executive committee. Our executive committee has a nominating sub-committee. From time to time the board of directors may establish other committees as it deems necessary.

Audit Committee

        The audit committee of the board of directors reviews, acts on and reports to our board of directors with respect to various auditing and accounting matters. The audit committee is directly responsible for the appointment, compensation and oversight of the independent auditors; pre-approves all audit and permissible non-audit services provided by the independent auditors; reviews and approves the Company's financial statements; reviews and evaluates the Company's internal control structure and procedures for financial reporting and disclosure controls and procedures; monitors compliance with the Company's code of ethics; sets procedures for the receipt and treatment of complaints regarding accounting, controls and auditing matters; and retains professional advisors. The current members of the audit committee are George R. Zoffinger, who was appointed as its chairman on December 7,

2007, Edwin M. Banks and Jeffrey D. Benjamin. Mr. Banks was added as a committee member on December 7, 2007. Our former audit committee chairman, Charles K. Gallagher, resigned from the audit committee on December 7, 2007 prior to his appointment as our senior vice president—finance. David Elstein left the audit committee on February 4, 2008 in connection with his resignation from our board of directors. The board of directors has affirmatively determined that Mr. Zoffinger satisfies the definition of "audit committee financial expert" for purposes of the Exchange Act and the Nasdaq Global Select Market listing standards. The members of the audit committee are independent within the meaning of the Nasdaq Global Select Market listing standards currently applicable to us and Rule 10A-3(b)(1) of the Exchange Act. The audit committee held eleven meetings during 2007. Our board of directors has adopted a written charter for the audit committee. A copy of the audit committee charter is attached to this proxy statement as Appendix A.

Compensation Committee

        The compensation committee determines the annual compensation for our executive officers. The compensation committee consists of Edwin M. Banks, who is its chairman, Jeffrey D. Benjamin and George R. Zoffinger. Mr. Benjamin was added as a committee member on December 7, 2007. David Elstein left the compensation committee on February 4, 2008 in connection with his resignation from our board of directors. The members of the compensation committee are independent within the meaning of the Nasdaq Global Select Market listing standards. Both prior to and following the Merger, the compensation committee has served as the compensation and option committee under the Virgin Media Inc. 2006 Stock Incentive Plan (which is the former NTL Incorporated 2006 Stock Incentive Plan), the Amended and Restated Virgin Media Inc. 2004 Stock Incentive Plan (which is the former NTL Incorporated 2004 Stock Incentive Plan), and the Virgin Media Inc. 2004 Stock Incentive Plan (which is the former Telewest Global, Inc. 2004 Stock Incentive Plan). The compensation committee held ten meetings during 2007 and acted by way of unanimous written consent pursuant to Section 141(f) of the General Corporation Law of the State of Delaware on four occasions. Our board of directors has adopted a written charter for the compensation committee. A copy of the compensation committee charter is attached to this proxy statement as Appendix B.

Executive Committee

        The executive committee is responsible for recommending individuals to serve on the board of directors and as our executive officers, advising the board with respect to the board's committees and other structural issues, overseeing our management, approving budgets and recommending other changes in our management, operations, strategy and business. The executive committee consists of William R. Huff, who is its chairman, Edwin M. Banks, James F. Mooney and George R. Zoffinger. On March 15, 2004, we established a sub-committee of the executive committee to serve as the nominating committee and the responsibility for recommending individuals to serve on the board of directors was delegated to the nominating sub-committee. Further information regarding the nominating sub-committee is provided below. The executive committee held three meetings during 2007. The executive committee held one additional meeting in 2007 through a sub-committee.

Nominating Sub-Committee

        Our nominating committee is a sub-committee of the executive committee. It consists of all of the members of the executive committee who are independent directors within the meaning of the Nasdaq Global Select Market listing standards. Presently, its members consist of William R. Huff, who is its chairman, Edwin M. Banks and George R. Zoffinger. The nominating sub-committee considers and recommends nominees for election to the board of directors, consistent with the board's criteria for selecting new directors and independence requirements imposed by law and the Nasdaq Global Select Market listing standards. In addition, the nominating sub-committee will review the suitability for continued service of each existing director when his or her term expires or there is a significant change in his or her status, including his or her outside employment. The nominating sub-committee held one meeting during 2007. Our board of directors has adopted a written charter for the nominating sub-committee. A copy of the nominating sub-committee charter is attached to this proxy statement as Appendix C.

        The nominating sub-committee will consider recommendations for director nominees proposed by directors, management or stockholders. Stockholders may recommend nominees by giving timely notice of such recommendation in proper written form to our corporate secretary at Virgin Media Inc., 909 Third Avenue, Suite 2863, New York, New York 10022. You must be one of our stockholders of record on the date you give the notice and on the record date for the determination of stockholders entitled to notice of, and to vote at, the relevant meeting. On occasion, the nominating sub-committee may consider retaining a third party to identify candidates and would, in such circumstances, pay an appropriate fee to the third party for that service. The nominating sub-committee did not engage a third party for that purpose during 2007 or in connection with the nomination of directors for election at this year's annual meeting of stockholders.

        In evaluating nominees, the nominating sub-committee will generally consider the current size and composition of the board, including the current number of independent directors and whether there is a vacancy on the board. The nominating sub-committee will also consider the skills and experience of the existing directors and the nominee relative to our business and its needs, the nominee's individual reputation for integrity, honesty and adherence to high ethical standards, the nominee's demonstrated business acumen and ability to exercise sound judgments that relate to our current and long-term objectives, the nominee's ability to act in the interests of all stockholders and the presence or absence of conflicts of interest that would or might impair the nominee's ability to represent the interests of all our stockholders and to fulfill the responsibilities of a director. There is no difference in the evaluation of a nominee recommended by board members, management or stockholders.

Stockholder Nominations

        Pursuant to the advance notice requirements set forth in Article II, Section 5 of our by-laws, in the case of a stockholder notice of a nomination of a director at an annual meeting, we will consider the notice timely if we receive such notice not less than 75 days nor more than 90 days prior to the first anniversary of the date of the preceding year's annual meeting of stockholders. However, if the date of the annual meeting is advanced more than 30 days prior to, or delayed by more than 30 days after, the anniversary of the preceding year's annual meeting, we will consider notices of stockholder proposals to be timely if we receive them not later than the close of business on the tenth day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting is first given or made, whichever first occurs.

        In the case of a stockholder nomination of a director at a special meeting called for the purpose of electing directors, we will consider the notice timely if we receive such notice not later than the close of business on the tenth day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting is first given or made.

        The stockholder's notice must in each case set forth as to each person the stockholder proposes to nominate for election as a director:

  •
  the name, age, business address and residence address of the person;

  •
  the principal occupation or employment of the person;

  •
  the class or series and number of shares of our capital stock which are owned beneficially or of record by the person; and

  •
  any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated under the Exchange Act.

        As to the stockholder giving the notice, the notice should set forth:

  •
  the name and record address of the stockholder proposing the nomination;

  •
  the class or series and number of shares of our capital stock which are owned beneficially or of record by the stockholder;

  •
  a description of all arrangements or understandings between the stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the stockholder;

  •
  a representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and

  •
  any other information relating to the stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated under the Exchange Act.

        The notice must be accompanied by a written consent of each proposed nominee to being named or referred to in our proxy statement as a nominee of the board of directors and to serve as a director if elected. We may require any proposed nominee to furnish other information (which may include meetings to discuss the information) as may reasonably be required by us to determine the eligibility of the proposed nominee to serve as one of our directors.

        No person is eligible for election as one of our directors unless he or she has been nominated in accordance with the procedures set forth in Article II, Section 5 of our by-laws and summarized above. An officer of ours presiding at the meeting shall, if the facts warrant, determine and declare to the meeting that the nomination was defective in accordance with the provisions of Article II, Section 5 of our by-laws, and if the officer shall also determine, the officer shall so declare to the meeting that the defective nomination be disregarded.

Compensation Committee Interlocks and Insider Participation

        The compensation committee of our board consists of Edwin M. Banks, who is its chairman, Jeffrey D. Benjamin and George R. Zoffinger. David Elstein resigned from our board of directors and its audit and compensation committees on February 4, 2008. None of the members of the compensation committee has, at any time, been an officer or employee of ours and none has any relationship requiring disclosure under Item 404 of Regulation S-K under the Exchange Act. No interlocking relationship exists between our board of directors or compensation committee and the board of directors or compensation committee of any other company nor has any relationship existed in the past.

Stockholder Communications with the Board of Directors

        Stockholders, employees and members of the public generally are encouraged to communicate to management, or directly to any member of the board of directors, any concerns which they may have about us, our management, business activities, practices or conduct, although the board believes that communications regarding auditing matters, our accounting practices, internal controls and compliance with ethical standards are best directed to the chairman of the audit committee.

        Communications may be addressed to the board of directors and any individual director or member of management, c/o Virgin Media Inc., 909 Third Avenue, Suite 2863, New York, New York 10022. The identity of persons expressing concerns that are critical of our board of directors, management or us, or that relate to violations of law or ethical standards of conduct, will be treated as confidential except to the extent necessary to evaluate and, if appropriate, investigate and address the questions or concerns raised. There will be no retaliation taken against persons who raise questions or concerns about us lawfully and in good faith.

Code of Ethics

        We have adopted a code of ethics for our principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions. Our code of ethics establishes policies to promote honest and ethical conduct and to deter wrongdoing, including policies governing actual or apparent conflicts of interest, compliance with laws and prompt internal reporting for violations.

        Our code of ethics is posted on our website at www.virginmedia.com/investors under "Corporate Governance". In the event that we amend our code of ethics or grant a waiver from its restrictions to a person covered by the code of ethics, we will provide this information on our website within four business days following the date of the amendment or waiver.

        We will provide to any person without charge, upon request, a copy of our code of ethics. Requests should be sent to Richard Williams, Virgin Media Inc.—Director Investor Relations, 909 Third Avenue, Suite 2863, New York, New York 10022, tel: +1 212 906 8447, fax: +1 212 752 1157.

Director Attendance at Annual Meetings of Stockholders

        We encourage all of our directors to attend the annual meeting of stockholders. All of our directors attended the annual meeting held in 2007 with the exception of William J. Connors whose term ended on the date of the 2007 annual meeting.

Stockholder Approval

        Directors are elected by a plurality of the votes cast by the holders of shares of our common stock present in person or represented by proxy at the annual meeting and entitled to vote. Unless you indicate otherwise in your proxy, the proxy holders intend to vote the shares they represent "FOR" the election of each of Messrs. Huff and Mooney. In tabulating the vote, abstentions from voting and broker non-votes will be disregarded and will have no effect on the outcome of the vote.

Recommendation of the Board of Directors

        The board of directors recommends that stockholders vote "FOR" the election of each of the nominees to the board of directors.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The second proposal is to ratify the appointment by the audit committee of Ernst & Young LLP as the independent auditors for the fiscal year ending December 31, 2008.

        Subject to ratification by the stockholders, the audit committee is reappointing Ernst & Young LLP as independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2008.

        Representatives of the firm of Ernst & Young LLP are expected to be available by telephone at the annual meeting and will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

Audit Fees

        Ernst & Young LLP are our principal accountants. We provide in the table below an analysis of the fees billed to us by Ernst & Young LLP in each of the two years ended December 31, 2006 and December 31, 2007 (in millions). All of these services were pre-approved by the audit committee. All amounts in this table that originated in pounds sterling in respect of the year ended December 31, 2007 have been translated into U.S. dollars at a rate of $2.0017 per £1.00 and in respect of the year ended December 31, 2006 have been translated at a rate of $1.8429 per £1.00.

	December 31,
	2007	2006
	(in millions)
Audit fees	$7.6	$10.9
Audit-Related fees	0.1	0.7
Tax fees	2.7	6.5
All other fees	0.1	—

	$10.5	$18.1

        Audit fees.    Audit fees represent the aggregate fees incurred for audit services provided to us by Ernst & Young LLP. Audit services included the audit of our annual financial statements included in our Form 10-K, the audit of our internal controls over financial reporting as required by Section 404 of the Sarbanes-Oxley Act of 2002, the quarterly review of financial statements included in our Forms 10-Q, the audit of the annual financial statements of Virgin Media Investment Holdings Limited ("VMIH") included in our Form 10-K, the quarterly review of the financial statements of VMIH included in our Forms 10-Q, the audit of the annual financial statements of South Hertfordshire United Kingdom Fund, Ltd. ("South Herts") included in its Form 10-K, the quarterly review of the financial statements of South Herts included in its Forms 10-Q, the statutory audits of the financial statements of our affiliates and subsidiaries as required under the U.K. Companies Act, the provision of reports provided to support statutory declarations made in connection with the U.K. financial assistance rules and services provided in connection with various regulatory filings in connection with the Merger and the acquisition of Virgin Mobile (UK) Holdings plc (the "Acquisition") including the provision of comfort and consent letters.

        Audit-Related fees.    Audit-Related fees represent the aggregate fees incurred for assurance and related services by Ernst & Young LLP that are related to the audit or review of our financial statements. Audit-Related services included the audit of our pension schemes together with advisory services provided in connection with the Merger and the Acquisition, including due diligence reviews.

        Tax fees.    Tax fees represent the aggregate fees incurred for professional services rendered by Ernst & Young LLP for tax compliance and tax advice. Tax services included compliance work regarding the preparation and filing of our U.S. tax returns, advice on various employee tax matters and advising on various corporate tax issues, in particular relating to various corporate transactions, including the Merger and the Acquisition and related financing arrangements.

        All Other fees.    All other fees represent the aggregate fees billed for all other products and services provided by Ernst & Young LLP. For the year ended December 31, 2007, this represented fees in respect of real estate advisory services. There were no such services provided in 2006.

Audit Committee's Pre-approval Policies and Procedures

        The Audit Committee's policy on pre-approval requirements for audit and non-audit services provided to us by our independent registered public accounting firm was amended in March 2007 and is summarized as follows:

  •
  Annually, the Audit Committee will agree on the scope and terms, including the fees, of the engagement for the services to be provided by the Auditors as part of the recurring annual audit of the Company ("Annual Audit Services"). The services included as part of the Annual Audit Services include: the audit of the Company's consolidated financial statements and its internal control over financial reporting; the audit of the separate financial statements of South Herts, VMIH and Subsidiaries, Virgin Media Finance PLC and any other subsidiaries or affiliates which may require audits in relation to securities issued or to be issued, including, if required, the audits of their internal control over financial reporting; the review of interim unaudited financial statements of the Company and the separate interim unaudited financial statements of South Herts and VMIH and any other subsidiaries or affiliates which may require reviews in relation to securities issued or to be issued; and the statutory audits of the financial statements of the Company's subsidiaries and affiliates.

  •
  Annually, the Audit Committee will pre-approve, on a category basis, additional audit services, such as correspondence with regulatory agencies, consents to registration statements, comfort letters, and other financial reports required by regulatory bodies ("Additional Audit Services").

  •
  Quarterly, the Audit Committee will pre-approve, on an engagement specific basis, the Audit-Related services, Tax services and Other services for permissible services as set forth in the pre-approval policy, plus any additional categories of Additional Audit Services not included in the annual pre-approval (collectively, inclusive of those additional categories of Additional Audit Services, "Permitted Services") to be provided by the Auditors to the Company in respect of Permitted Services which are expected to commence during the following three months.

  •
  Each request for pre-approval of Permitted Services will be accompanied by an estimate of the related fee although such fee estimate will not represent the maximum fee that may be incurred unless the Audit Committee expressly requests that a limit be imposed in respect of a specific service.

  •
  Between meetings, the Chairman of the Audit Committee has delegated authority to pre-approve Services within the scope of Permitted Services on an ad-hoc basis to meet specific needs with estimated fees of up to £100,000 per engagement. The Chairman will report any such services approved in this manner to the next meeting.

  •
  The Audit Committee will be informed routinely as to the audit and non-audit services actually provided by the Auditors pursuant to this policy, including details of the fees billed for such services.

Stockholder Approval

        The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008 will require the affirmative vote of the holders of a majority of our outstanding shares of common stock present at the annual meeting in person or represented by proxy at the annual meeting and entitled to vote. Unless you indicate otherwise in your proxy, the proxy holders intend to vote the shares they represent "FOR" the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008. In tabulating the vote, abstentions from voting will be counted and will have the same effect as a vote against the proposal; broker non-votes will be disregarded and will have no effect on the outcome of the vote.

Recommendation of the Board of Directors

        The board of directors recommends that stockholders vote "FOR" the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008.

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

        The following discussion and analysis by our compensation committee is intended to provide a basis for understanding the factors influencing the determination of compensation of our named executive officers with respect to the 2007 fiscal year. More specific compensation information and discussion of the terms of our plans can be found in the tables, plan descriptions and other analysis that follow this report.

        The current design of the Company's executive compensation programs utilizes a mix of base salary, variable annual bonus, equity-based incentives and other benefits. The Company believes that this design properly motivates its senior executives to perform and to seek to produce strong returns for the Company and its stockholders. In the view of the compensation committee, our current programs and level of compensation are appropriate for purposes of recruiting, retaining and incentivizing the named executive officers, consistent with the Company's compensation philosophy.

Compensation Committee Procedures

        In accordance with its charter, the compensation committee has responsibility for establishing, implementing and monitoring adherence to the compensation philosophy set out below, and approving the compensation arrangements for our named executive officers, among others.

        The compensation committee considers recommendations from the chief executive officer as to compensation of other named executive officers except for the chairman. The chief executive officer also participates in compensation committee discussions regarding the compensation of those officers. The chief executive officer does not participate in compensation committee discussion of his own or the chairman's compensation. The compensation committee also considers recommendations from the chairman as to executive compensation of other named executive officers. The compensation committee approves the chairman's compensation but receives recommendations from the executive committee (excluding the chairman), including in respect of certain performance objectives and achievements of the chairman relating to his performance-based restricted stock. The compensation committee also reviews information provided by the Company's human resources department.

        For the 2007 fiscal year, the compensation committee, together with the Company, retained external advisors, including Deloitte Consulting LLP ("Deloitte"), to provide advice on a variety of compensation matters at its management's request. The advice provided by Deloitte was mainly with regard to named executive officer compensation trends and levels, and the design of the Company's incentive plans. In late 2007, the compensation committee engaged Deloitte to undertake a review of the reward strategy for the organization and expects to receive the results of the analysis in mid-2008.

        The Company also consults with its executive search consultants in order to structure compensation packages for new hires at a level required to achieve its recruitment needs while maintaining its philosophical objectives. This information is reviewed by the compensation committee in approving proposed compensation arrangements.

        The compensation committee considers all information provided to it by its external advisors, the Company's human resources department and the chief executive officer and/or the chairman, however, it makes the final decision with regard to overall executive compensation strategy and individual executive remuneration having considered all information provided as well as its own collective experience and judgment. It may also, where appropriate, consult with other members of the board of directors.

General Compensation Philosophy

        The compensation committee aims to ensure that the Company's compensation program is aligned with its overall business strategy and culture. As a leading entertainment and communications business providing the first "quad-play" offering of television, broadband, fixed line telephone and mobile telephone services in the United Kingdom, the Company's compensation plans and practices are designed to fulfill the following core objectives:

  (1)
  attract and retain talented executives to drive achievement of the Company's business objectives;

  (2)
  provide fair, competitive compensation to the executive officers and other employees based upon their performance and contributions to the Company; and

  (3)
  align the incentives of the executive officers with the interests of stockholders and develop a sense of Company ownership through the use of annual and long-term cash and stock incentives.

1.     Attract and Retain Talented Executives

        In 2006 and 2007, the Company faced increased competition as more companies began offering "triple-play" television, broadband and fixed line telephony services that competed directly with its product offering. The changing nature of the industry and the intensely competitive marketplace enhanced our need to use more market driven compensation arrangements in order to recruit and retain the right individuals. The following factors remain relevant to the Company's approach in 2007:

  •
  the need to recruit talented, experienced senior executives by attracting them from existing positions in more established, stable organizations, and in some instances, to compensate them for arrangements they were leaving behind; and

  •
  the need to attract a small number of expatriates from the United States to grow the business, given that: (a) the U.S. is a key talent pool for the cable industry because of the longer historical success of cable companies and the subsequent opportunity to develop best practices across the cable industry there; and (b) Virgin Media Inc. is a U.S. public company, with primarily a U.S. investor base, and consequently, its senior executives need to be experienced and comfortable in addressing the relevant U.S. securities law requirements, corporate law issues and the expectations of both its equity and debt holders.

2.     Provide Fair, Competitive Compensation Based upon Performance

        The Company's incentive compensation programs are designed to measure and reward annual performance and long-term performance. Annual performance targets are included in the annual bonus scheme covering a majority of the Company's employees and provide the primary link between incentive compensation and the Company's business strategy and operational results for the fiscal year. The performance targets under the annual programs are reviewed and established each year based on the Company's business goals and the competitive environment. Long-term performance targets are also included in the equity-based long-term incentive plans. Many of the named executive officers also have performance-based restricted stock awards which vest based on annual or longer term performance targets. These compensation programs and the principal measures used to implement them are described in further detail in the following sections.

3.     Align the Incentives of Executive Officers with the Interests of Stockholders and Develop a Sense of Company Ownership

        Commencing with the restructuring of its legacy companies in 2003-2004, the Company has focused on aligning the incentives of its senior executives with stockholder value creation through compensation packages that are heavily weighted toward non-equity and equity incentive compensation. The compensation committee also believes that it is important that the named executive officers have the opportunity to build a meaningful ownership stake in the Company through restricted stock, restricted stock units and stock options. The issuance of these awards under the incentive plans is intended to align the executives' interests with stockholders' interests by placing this part of the executives' compensation "at risk" for any share price decline that may occur.

        The compensation committee believes that structuring executive incentive programs to align with the interests of the stockholders and to develop in the executives a sense of Company ownership should play a significant part in the Company's performance and success. Executive compensation is aligned with the interests of the stockholders by linking incentive compensation performance measures to metrics that are indicators of the Company's financial and operational performance, including for example:

  •
  group operating profit before depreciation, amortization and other charges ("Group OCF");

  •
  group simple cash flow, being Group OCF less fixed asset additions on an accrual basis less cash payments in respect of merger-related redundancies ("Group SCF");

  •
  divisional financial measures, including revenue, gross margin, operating costs, working capital, simple cash flow, capital expenditure and profitability measures;

  •
  customer service measures, including fault rates, customer advocacy, customer satisfaction and net promoter measures;

  •
  average revenue per customer ("ARPU"), or average contribution per customer ("ACPU"); and

  •
  net additions to revenue generating units ("RGUs").

        The performance criteria vary depending upon the particular executive in question, but focus on the enhancement of cash flow, and may also include long-term performance criteria.

Elements of Compensation

        The Company seeks to achieve its compensation objectives through four core compensation elements:

  •
  base salary;

  •
  variable, annual, performance-based cash bonus;

  •
  periodic grants of long-term equity-based compensation such as stock options, restricted stock units and/or shares of restricted stock; and

  •
  benefits and retirement plans.

        These elements are designed to combine to promote the objectives referred to above. The following table illustrates how each element of compensation is related to the Company's objectives:

Reward for Performance
Compensation Element	Attract	Retain	Short Term	Long Term	Alignment with Stockholder Interests
Base salary	X	X
Performance-based cash bonus	X	X	X		X
Equity-based awards	X	X	X	X	X
Benefits/retirement	X	X

        The combination of base salary, retirement plans and benefits provide a minimum level of compensation to help attract and retain experienced, well-qualified executives. The performance-based cash bonus is designed to reward achievement of annual goals central to the business and creation of stockholder value. For the named executive officers and other senior employees, the Company believes that equity and performance-based compensation relate most directly to the achievement of operational and financial targets, as well as building stockholder value.

        We generally review the market competitiveness of our executive officer compensation programs annually and after any major restructuring programs. Where a review shows that the executive compensation programs are not competitive, management may recommend changes to the compensation committee.

        The Company's philosophy is to target total compensation (base salary, bonus, equity awards, benefits and retirement plans) above the median of companies similar in size and complexity to help ensure its ability to attract and retain the talent required to achieve its business strategy. The competition for senior executive talent within the technology and telecommunications industry in the U.K. and in the U.S. is high. A named executive officer's experience, performance, specific skill set, or the unique nature of the scope of responsibilities, significantly influences that individual's total compensation.

Base Salary

        The objective of base salary is to provide a fixed compensation to an individual reflecting their job responsibilities, experience, value to the organization and demonstrated performance. In reviewing the salary positioning for the named executive officers, the compensation committee considers the Company's profile, which is:

  (i)
  U.K.-based.    The Company's customers and employees are based in the U.K., with headquarters located in Hook, Hampshire and London. The Company largely competes for talent in the U.K. marketplace, with a need to attract a small number of senior executives from the U.S. (or elsewhere outside of the U.K.), due to their breadth of experience in the cable market or familiarity with the U.S. legal system and financial markets;

  (ii)
  U.S.-listed.    The Company is incorporated in the U.S., listed on the Nasdaq stock exchange, and subject to the U.S. regulations and corporate governance requirements; and

  (iii)
  Converging Telecoms Industry.    The Company was the first to offer the "quad-play" bundle of television, broadband, fixed line telephone and mobile telephone services to customers in the U.K. and is one of a very few major consumer telecoms companies in the U.K. It therefore does not have a large pool of executives experienced in its industry to draw from, particularly in the U.K.

        The basic salary element of the compensation package, after initially attracting and retaining the executive, is the fixed and guaranteed element of a named executive officer's annual cash compensation, serving as the baseline from which the calculation for other elements are made. Each of the named executive officers is party to a negotiated employment agreement, which provides for a specified or minimum base salary. More detailed descriptions of the non-equity terms of the employment agreements with each of the named executive officers can be found in the section entitled "Summary Compensation Table—Summary of Non-Equity Compensation Terms of Employment Agreements".

        Prior to entry into each employment agreement, the compensation committee establishes the base salary by consideration of:

  •
  the Company's overall compensation philosophy;

  •
  the nature of the role and the accountabilities associated with the position;

  •
  the individual's experience, expertise, knowledge, and qualifications;

  •
  the salaries of the Company's other executives;

  •
  market salary ranges; and

  •
  any recommendation from the chief executive officer and/or chairman.

Salary Reviews

        The compensation committee annually reviews the base salaries of all the named executive officers in June of each year and any adjustments are at the committee's discretion. Any salary adjustments are usually made effective from July 1st; however, in 2007, the salary adjustments were effective September 1st. The factors considered at any review include, but are not limited to:

  •
  individual performance in the prior year;

  •
  any changes in the level of accountabilities;

  •
  how the executive's salary compares with the salaries of the Company's other executives;

  •
  market salary ranges;

  •
  cost of living and inflation;

  •
  retention considerations; and

  •
  recommendations from the chief executive officer and/or chairman.

        The following table details the base salaries of the named executive officers for the 2007 fiscal year as well as any increases made in the 2007 fiscal year:

Name	Salary	Adjusted Salary Effective September 1, 2007
James F. Mooney, chairman	$1,250,000	$1,250,000
Stephen A. Burch, president and chief executive officer to August 21, 2007	$750,000	N/A
Neil A. Berkett, chief operating officer to August 21, 2007, acting chief executive officer to March 6, 2008, chief executive officer from March 6, 2008	£425,000	£425,000
Jacques D. Kerrest, chief financial officer to March 31, 2008	£330,000	£339,900
Bryan H. Hall, general counsel	£320,000	£329,600
Malcolm R. Wall, CEO—content division	£350,000	£360,500

        Messrs. Kerrest, Hall and Wall were the only named executive officers in 2007 to benefit from base salary increases. A decision was made by the compensation committee to increase these salaries by three percent, taking into account market factors (including the cost of living and inflation), prior salary changes, individual performance and salary increases across the broader business (which were generally at three percent).

Changes in Named Executive Officers

        During 2007, Mr. Burch left the Company, Mr. Berkett was promoted to acting chief executive officer and Mr. Kerrest's employment term was extended. In each case, this had impact upon the affected employee's compensation, as discussed below.

        Mr. Burch's employment terminated by mutual agreement on August 21, 2007 and, in connection with the termination, we entered into an agreement with Mr. Burch. Under the agreement and upon the execution of a general release in favor of the Company, Mr. Burch was paid $1.5 million, representing two times his base salary, which is the amount he would have received had his contract been terminated without cause. Mr. Burch also received the right to retain:

  •
  250,000 vested shares of restricted stock; and

  •
  250,000 unvested shares of restricted stock of which: 125,000 shares vested on January 15, 2008 and 125,000 vested on March 15, 2008, subject to Mr. Burch not having breached any provision of the agreement entered into upon his termination or the restrictive covenants under his employment agreement.

        Mr. Burch forfeited 625,000 unvested shares of restricted stock and all rights thereto and all remaining options and shares. In addition, Mr. Burch is subject to non-competition and non-solicitation covenants that survive for eighteen months following termination of employment.

        Mr. Berkett was promoted to acting chief executive officer in August 2007, replacing Mr. Burch. An additional option award was provided to Mr. Berkett; however, the compensation committee did not change Mr. Berkett's base salary or bonus percentage.

        The term of Mr. Kerrest's employment agreement was extended in December 2007. In connection with his extension, the committee did not alter his base salary or bonus percentage and did not grant additional options. However, the compensation committee did alter other compensation arrangements as part of the extension, such as amending his severance arrangements.

Variable Annual Bonus

        The compensation committee designs an annual incentive bonus program for the named executive officers intended to reward them for achieving specific quantitative and qualitative goals, aligned with driving significant operational performance to increase stockholder value. This is underpinned by the belief that at the higher levels of accountability, the executive officers and senior managers have more direct influence on the achievement of the Company's strategy, and subsequently, the compensation committee believes that a larger proportion of the executive's total compensation should be variable and based upon the Company's performance. The on-target bonus potential is agreed as part of each named executive officer's employment. This is represented as a target percentage of his or her base salary—for our senior executives this ranges from 50% to 100% of base salary depending on the position. For outstanding performance, the executive is entitled to receive up to a cap of double the on-target bonus percentage.

        Bonuses are based upon performance by the Company in a given calendar year, but are paid in the March or April following completion of the year-end audit. Therefore, the 2006 bonus was paid in 2007 and the 2007 bonus would have been paid in 2008.

        Individual bonus entitlements for the named executive officers for the 2007 fiscal year were as follows:

Name	Bonus Entitlement
James F. Mooney, chairman	100% on-target based on an assumed base salary of $400,000
Stephen A. Burch, president and chief executive officer to August 21, 2007	0–200% of base salary
Neil A. Berkett, chief operating officer to August 21, 2007, acting chief executive officer to March 6, 2008, chief executive officer from March 6, 2008	0–200% of base salary
Jacques D. Kerrest, chief financial officer to March 31, 2008	0–150% of base salary
Bryan H. Hall, general counsel	0–150% of base salary
Malcolm R. Wall, CEO—content division	0–150% of base salary

        In 2007, the compensation committee approved the Company's 2007 annual bonus scheme (the "2007 Bonus Scheme") covering the majority of the Company's employees, including the Company's named executive officers. In order for any bonuses to be payable under the 2007 Bonus Scheme, the Company needed to achieve a qualifying performance target of Group OCF for the 2007 fiscal year of £1,335 million (the "Qualifying Gate"). If the Qualifying Gate was achieved, bonuses would be payable according to achievement against various performance targets specific to each of the Company's key operating divisions.

        The performance targets were agreed in consultation with management and included a weighted mix of financial and operating metrics for the group and the specific division. Under the 2007 Bonus Scheme, the named executive officers with the exception of Malcolm Wall were included in the Consumer division as this division generates the majority of the Company's revenue. Mr. Wall was included in the Content Executive group, reflecting his specific responsibilities for Virgin Media TV ("VMTV") and Sit-Up. For each measure, the amount to be achieved for on-target performance (the "100% Threshold") was generally equal to the reasonably targeted amount for that measure. In the case of the financial targets, these amounts were seen as aggressive given the competitive pressures facing the Company. A maximum target (the "200% Threshold") was also set for each measure at which the bonus percentage payable is twice the on-target percentage payable. A minimum target (the

"50% Threshold") was also set at which the bonus payable is one-half of the on-target percentage payable. If the 50% Threshold was not achieved for a particular measure, no bonus percentage would be earned in respect of that measure. Percentage payments were structured to rise on a linear basis between the 50% Threshold and the 100% Threshold and between the 100% Threshold and the 200% Threshold. The 200% maximum level represented a serious challenge, particularly given market dynamics.

        The Company encountered intense competition during 2007 resulting in falling product prices in the U.K. Given these intense pricing and competitive pressures and other factors, the Qualifying Gate was not achieved. As a result, the named executive officers did not receive a cash bonus under the 2007 Bonus Scheme. Bonus targets were generally achieved in respect of the 2006 Bonus Scheme, and bonuses in the range of 85% to 100% of target were paid to the named executive officers in March 2007.

        The performance metrics (with the relative weighting) on which bonus payments would have been based if the Qualifying Gate had been achieved for Messrs. Berkett, Burch, Hall, Kerrest and Mooney for the 2007 fiscal year were as follows: group simple cashflow (40%); consumer customer advocacy (10%); consumer ARPU (20%); consumer blended net RGUs (20%); and consumer fault rate (10%).

        The performance metrics (with the relative weighting) on which bonus payments would have been based if the Qualifying Gate had been achieved for Mr. Wall for the 2007 fiscal year were as follows: group simple cashflow (40%); consumer customer advocacy (10%); VMTV (25%) comprised of commercial impacts, total expenditure and total revenue; and Sit-Up (25%) comprised of gross margin, opex and capex, web % of sales and number of warehouse orders for Sit-Up.

        In order to retain and motivate employees, the Company recommended, and the compensation committee approved in February 2008, in lieu of the 2007 bonus which was not achieved, a discretionary cash bonus award to a majority of the employees employed by the Company on March 31, 2008. For senior management of the Company (who participate in the Company's long-term incentive plans described below), other than the named executive officers and certain other senior officers, the discretionary cash bonus award was based upon individual performance in 2007. The named executive officers did not receive any discretionary cash payment.

Equity-based Awards

Long-term Incentive Programs

        The long-term incentive program is designed to provide periodic awards (generally annually) in the form of stock-based units and/or stock options to management who drive the development and execution of the Company's strategy. The core reasons for providing these awards is to ensure senior managers are delivering value through strong business performance aligned to driving stockholder value, to foster stock ownership and to promote retention.

        The compensation committee believes that stock-based units and stock options assist in the attraction, retention and motivation of executives and align the interests of senior executives with those of the stockholders. The long-term incentive program is designed to provide value over time to the senior executives as the price of the Company's common stock increases and the executive remains employed by the Company for the period required for the stock options and stock-based units to vest and become exercisable, thus providing an incentive to remain employed at the Company.

  2007 LTIP

        The Company provides a rolling long-term incentive plan, first established in 2005 for NTL Incorporated. In 2007, the compensation committee approved the 2007 long-term incentive plan ("2007 LTIP"), the two components of which are:

  •
  grants of restricted stock units with cliff-vesting after three years that are linked to achievement of performance criteria over the three-year period; and

  •
  option grants that vest based solely on time in five equal annual installments.

        The options and restricted stock units are each set at a level such that the fair value of the awards at the grant date are equal to 50% of the recipient's annual base salary, giving a total fair value of 100% of base salary. The fair value of the options awarded under the 2007 LTIP is determined using a Black Scholes valuation method and the exercise price is equal to the stock price on the date of grant. The options vest, subject to the participant's continued employment, in twenty percent increments annually on January 1st of each year following the year in which they are granted. The fair value of the restricted stock units awarded under the 2007 LTIP is based on the market value of the Company's common stock as of the date of grant. Participants are entitled to receive an amount of common stock in three years' time, subject to the achievement of performance targets for that three-year period and continued employment with the Company. Equivalent payments may be made in cash rather than common stock at the compensation committee's discretion. The restricted stock units are forfeited if the performance objectives are not achieved or on termination of employment.

        For the 2007 LTIP, the performance targets are based on cumulative Group SCF for the three years ending December 31, 2009. Targets are set for the On-target, Maximum and Minimum performance thresholds as follows:

  •
  On-target threshold, for vesting of 100% of the on-target number of shares of common stock (with a grant date fair value of 50% of the participant's salary)

  •
  Except for the 2005 LTIP, a Minimum threshold, for vesting of 50% of the on-target number of shares of common stock (with a grant date fair value of 25% of the participant's salary)

  •
  Except for the 2005 LTIP, a Maximum threshold, for vesting of 200% of the on-target number of shares of common stock (with a grant date fair value of 100% of the participant's salary)

        The number of shares of common stock to be issued is structured to rise on a linear basis for performance between the Minimum and On-target thresholds and between the On-target and Maximum thresholds. The maximum number of shares that can vest for each individual is 200% of the on-target amount and no shares will vest if cumulative Group SCF is below the Minimum threshold. The number of restricted stock units granted to the named executive officers under the 2007 LTIP is based on the Maximum threshold being achieved.

        All of the named executive officers, except for Mr. Mooney, the chairman, and Mr. Burch, the former chief executive officer, participate in the 2007 LTIP. Mr. Mooney and Mr. Burch were not included in the 2007 LTIP because they are provided with other long-term incentives through restricted stock grants based upon performance. Vesting of Mr. Mooney's 375,000 shares of restricted stock which vest based on the three-year Group SCF performance condition under the 2006 LTIP includes two out of the three years of the three-year Group SCF performance condition under the 2007 LTIP. Mr. Burch had 125,000 shares of restricted stock based on the three-year performance condition under the 2007 LTIP. A summary of the grants made to the named executive officers in 2007 is included in the section entitled "Grants of Plan-Based Awards".

  2006 LTIP

        In July 2006, the compensation committee approved the 2006 long-term incentive plan (the "2006 LTIP"). The minimum performance targets for the restricted stock units in the first year of the three-year period ending December 31, 2008 were not met and it was unlikely that the original three-year performance criteria for the restricted stock units, which were set prior to the Merger integration and the Acquisition, would be met. In February 2007, the compensation committee approved revised performance criteria taking into account the impact of the Merger integration and the Acquisition. These performance targets are comparable to those in the 2007 LTIP as two of the years are common to both plans. All of the named executive officers, except Messrs. Burch and Mooney, participate in the 2006 LTIP. Although Messrs. Burch and Mooney did not participate in the 2006 LTIP, Mr. Burch had, and Mr. Mooney has, restricted stock grants subject to performance conditions based on the 2006 LTIP.

  2005 LTIP

        The 2005 long-term incentive plan (the "2005 LTIP") three-year Group SCF target was not achieved and therefore the restricted stock unit element of the 2005 LTIP did not vest. Mr. Hall, the general counsel, was the only named executive officer who was a participant in the 2005 LTIP.

Other Stock Awards

        Individual executive restricted stock and stock option awards are based on a number of individual factors such as relative job scope, retention concerns, contribution and performance made during the prior year as well as the number of shares held by the executive officer. The compensation committee may also provide equity awards to serve as a special incentive or linked to the hiring or promotion of an executive. In considering the level of equity award to provide for a new executive, the compensation committee examines the current and future compensation and benefits prospective executives would likely forgo by joining the Company, market compensation for comparable positions as well as internal pay equity. In addition, to balance short-term recruitment needs with the desire to align executive incentives with longer-term stockholder interests, the compensation committee examines the mix between stock options, restricted stock units and restricted stock, some of which are performance-based and some of which vest over time. In considering the level of equity award to provide for an existing executive upon a promotion, the compensation committee reviews the executive's existing equity awards, the awards held by other executives at that level as well as the scope of the new role.

  Restricted Stock

        The compensation committee has made awards of restricted stock to certain of the named executive officers, including the chairman, the former and current chief executive officers, the general counsel, the chief executive officer of the Content division, as well as certain senior executives who are not named executive officers. The awards to the named executive officers were made in connection with the initial recruitment or renewal of employment. Portions of these awards vest based on time and continuity of service, meaning that if the employee continues to work for the Company as of a certain date, the award vests. Time-based awards were made to Mr. Burch, Mr. Berkett and Mr. Hall. The remainder of the awards vest based on satisfaction of performance criteria, such as achievement of targeted cash flow levels or earnings or similar measures. Performance-based awards were made to Mr. Burch, Mr. Mooney and Mr. Wall. Each of these restricted stock awards is subject to the terms set forth in the relevant employee's employment agreements.

  (1) 2006 Performance-Based Restricted Stock Awards

        In 2007, the compensation committee reviewed the 2006 performance of Messrs. Mooney, Burch and Wall, as they had performance-based restricted stock awards tied to performance criteria based on the 2006 fiscal year.

  •
  Mr. Mooney had a restricted stock award of 125,000 shares, where the performance criteria was based on a comprehensive list of objectives established by the executive committee and approved by the compensation committee, including for example operational metrics, investor relations activities and strategy development, among others. The compensation committee and the executive committee determined that these objectives had been achieved at a 91% level of performance, and accordingly, 113,750 shares vested and the remainder lapsed.

  •
  Mr. Mooney had a restricted stock award of 125,000 shares, where the performance target was Group SCF for the 2006 fiscal year of £562.4 million, after adjustments, which was achieved. Accordingly, all of the shares vested.

  •
  Mr. Burch had a restricted stock award of 125,000 shares, where the performance criteria was Group SCF for the 2006 fiscal year of £562.4 million, after adjustments, which was achieved. Accordingly, all of the shares vested.

  •
  Mr. Wall had a restricted stock award of 41,666 shares, where the performance criteria was Content division simple cash flow for the 2006 fiscal year. The compensation committee determined that an 80% level of performance was achieved. Accordingly, 33,333 shares vested and the remainder lapsed.

  (2) 2007 Performance-Based Restricted Stock Awards

        The compensation committee also established the performance conditions for Messrs. Mooney, Burch and Wall, as they had performance-based restricted stock awards tied to performance criteria based on the 2007 fiscal year.

  •
  Mr. Mooney had a restricted stock award of 125,000 shares, where the performance criteria for 2007 was based on a comprehensive list of objectives established by the executive committee and approved by the compensation committee. The compensation committee and the executive committee determined that these objectives had been achieved at a 65% level of performance, and accordingly, 81,250 shares will vest on April 30, 2008 and the remainder lapsed.

  •
  Mr. Mooney had a restricted stock award of 125,000 shares, where the performance target was Group SCF for the 2007 fiscal year of £727.5 million. This objective was not achieved, and accordingly, these shares did not vest.

    The above performance conditions were subject to the discretion of the executive committee and the compensation committee. In 2008, the executive committee and the compensation committee determined that in light of the challenging industry environment and Mr. Mooney's efforts on merger and acquisition projects in the summer of 2007, Mr. Mooney should be afforded an opportunity to recapture the 125,000 shares that, based on Group SCF in 2007, did not vest in 2008. Consequently, the executive committee recommended and the compensation committee determined, that Mr. Mooney would be granted an additional tranche of 125,000 shares of restricted stock, with vesting in 2009 based on achievement of cash flow targets for 2008. As a result, vesting of a total of 250,000 shares in 2009 will be contingent on achievement of cash flow targets for 2008.

  •
  Mr. Burch had a restricted stock award of 125,000 shares vesting in 2008 where the performance criteria was Group SCF for the 2007 fiscal year and another restricted stock award of 125,000 shares vesting in 2010 where the performance criteria was based on the three-year performance condition under the 2007 LTIP. In August of 2007, Mr. Burch left the Company by mutual agreement and his restricted stock awards were amended, as described above under "Changes in Named Executive Officers". Pursuant to his compromise agreement, Mr. Burch retained 250,000 vested shares and 250,000 unvested shares of restricted stock, subject to certain conditions and forfeited 625,000 unvested shares of restricted stock. The board of directors of the Company approved these amendments.

  •
  Mr. Wall had a restricted stock award of 41,667 shares vesting in 2008 where the performance criteria was Content division SCF for the 2007 fiscal year. As the target was not achieved, Mr. Wall forfeited these shares of restricted stock.

  Stock Options

        The compensation committee has also awarded stock options to certain of the named executive officers upon commencement of employment with the Company, including the former chief financial officer. These stock options awards vest over either three-year terms or five-year terms, depending upon the individual, and generally are not subject to performance conditions. Because the exercise price of the options is set equal to the market price at the time of grant, there is a built-in incentive to take steps and actions to improve the Company's stock price. While the compensation committee prefers to use a mix of stock-based incentive compensation to align management incentives with the realization of long-term stockholder value, it has made initial stock option awards that vest over time to address the existing packages of senior executive recruits and induce them to join and remain with the Company. In addition, the employee must remain with the Company for the vesting period. In the event of a resignation or a termination of employment, some of the unvested options may lapse, depending upon the circumstances. The Company's expatriate employees have limited term agreements, and accordingly, upon renewal of those terms on some occasions, the Company has granted additional tranches of options to the relevant employee. For example, Mr. Hall received additional stock options upon the renewal of his employment term in 2005.

        In 2007, the compensation committee granted stock options to the named executive officers under the 2007 LTIP. Mr. Berkett, the chief operating officer of the Company, was appointed acting chief executive officer of the Company in August 2007. In connection with this appointment, the compensation committee considered appropriate changes to his compensation to reflect the greater responsibilities and liabilities associated with the chief executive officer position and determined to grant Mr. Berkett options to acquire 200,000 shares in two tranches, the first vesting on September 14, 2007 and the second vesting in five equal installments on each of September 10, 2008, 2009, 2010, 2011 and 2012. The exercise price on these options was determined based upon the market price of the Company's common stock on the date of the actual grant, and accordingly, the exercise price was $22.49 per share. At present these options are "out-of-the-money". There were several reasons for splitting the option grants into two tranches, including the desire to make an immediate reward where the value would be tied to performance of the Company's common stock and a longer term vesting award to incentivize Mr. Berkett to remain in the employ of the Company.

Change in Control and Severance Benefits

        The Company's change in control and severance benefits are designed to attract and retain executive talent and to promote stability and continuity of senior management during times of transition and change. Information regarding applicable payments under individual agreements for the named executive officers is provided under the heading "Potential Payments Upon Termination or Change of Control—Severance and Change in Control Benefits Provided Pursuant to Employment Agreements".

        The rationale for the Company agreeing to include such provisions within its executive employment agreements is because the Company believes that this will ensure that its named executive officers are incentivized to achieve the greatest possible return for the Company's stockholders, including through a potential change in control transaction, irrespective of a loss of their own position in connection with such a transaction. The compensation committee also considers that these provisions aid in the retention of the Company's executive officers as it affords them protections and benefits similar to executives at other companies. The employment agreements with the named executive officers provide severance payments and other benefits in an amount the compensation committee believes is appropriate, taking into account the time it is expected to take a separated employee to find alternative employment, as well as market practice in the U.S. and the U.K. The U.S. named executive officers and the current chief executive officer in the case of a change of control are entitled to a severance payment based on a multiple of such officer's base salary. The U.K. named executive officers are entitled to receive a severance payment equivalent to the benefits they would have received during their notice period (generally 12 months).

        The Company ensures that its employment agreements with senior executives contain provisions which prohibit those executives from competing against the Company or soliciting the Company's employees or customers following their termination. These provisions protect the Company from any such actions by tying the benefits the executives would receive upon such termination of employment, to the continued adherence to the agreement.

        In 2007, the compensation committee approved the terms of an extension to Mr. Kerrest's employment agreement, which had expired on December 31, 2006. As part of the negotiation over his extension, the compensation committee did not grant any additional salary, bonus or stock options, but did agree with Mr. Kerrest to amend his contract so that it provided for a payment of 15 calendar months of base salary upon a termination without cause by the Company on or after March 31, 2008 or upon Mr. Kerrest's exercise of termination on 30 day's written notice to the Company on or after March 1, 2008, as well as a pro rata payment in respect of the 2008 Bonus Scheme, a pro rata vesting of restricted stock units subject to the achievement of the performance conditions under the 2006 LTIP, accelerated vesting of 100,000 options that were scheduled to vest in September 2008, and continued medical benefits under the terms of the Company's plans for fifteen months. The compensation committee believes that the arrangements entered into with Mr. Kerrest in connection with the extension of his contract were reasonable under the circumstances and balanced the need for stability in the chief financial officer position, the quality of service that Mr. Kerrest had been providing the Company and other factors. Mr. Kerrest exercised his right to terminate his employment with the Company, effective March 31, 2008.

Other Benefits and Retirement Plans

        The provision of benefits to our named executive officers provide a framework of support to manage their wellness as well as the opportunity for long-term financial savings (including private medical cover for the executive and his family, dental cover, life assurance, limited term income protection insurance, accident insurance, car allowance, and contributory pension opportunities). The level of benefits provided depends on whether the individual is U.K. or U.S. domiciled. We believe that the level of benefits provided to our U.K. named executive officers is comparable to executives at a similar level at other U.K. listed organizations.

Pensions and 401(k) Benefits

        The Company makes pension contributions of up to 20% of base salary for named executive officers who are U.K. domiciled and match 401(k) contributions for named executive officers who are U.S. nationals. These contributions are tax efficient portions of base compensation and are expected benefits in the marketplace. The Company believes that the up to 20% contribution for the U.K.

named executive officers is consistent with other companies in the U.K. of comparable size. These contributions are generally made to defined contribution plans which provide the individual with flexibility in fund choices as well as portability in the long term. Mr. Wall received a company contribution of 12% into a pension plan up to the earnings cap of £112,800 up to March 31, 2007 and £120,000 from April 1, 2007, and a cash payment of 20% of the difference between his base salary and the earnings cap. The earnings cap arises from H.M Revenue & Customs ("HMRC") limits that existed until April 2006, after which the legislation changed. The Company is currently reviewing its approach to pension provision in relation to these changes.

Perquisites

        The Company provides a variety of perquisites and other benefits, which vary based on the senior executive's position, whether the individual has been recruited in the U.S. or the U.K., and other factors. These include medical, dental and life insurance benefits, car allowances, payments for fuel costs, and other perquisites. The benefits provided to each named executive officer are set out below. The mix of benefits provided are competitive when compared to the U.K. market and are in line with perquisites offered by similar size companies in the U.K. as reflected in research completed by a number of consulting organizations in the U.K. (for example, Watson Wyatt, Deloitte, Monks) (except that expatriates are offered health benefits in an international plan).

Name	Benefits provided
James F. Mooney, chairman	Insurance (health and life).
Stephen A. Burch, president and chief executive officer to August 21, 2007
Pre termination: health insurance, expatriate benefits, car and fuel allowance.

Post termination: Medical coverage to Mr. Burch, his spouse and dependents for six months, assumption of responsibility for automobile leases in connection with services to the Company.
Neil A. Berkett, chief operating officer to August 21, 2007, acting chief executive officer to March 6, 2008, chief executive officer from March 6, 2008	Tax planning, insurance (dental for self and spouse, long-term disability, life, personal accident), private medical cover for self and family, car and fuel allowance.
Jacques D. Kerrest, chief financial officer to March 31, 2008	Health and life insurance, expatriate benefits, car and fuel allowance.
Bryan H. Hall, general counsel	Health and life insurance, expatriate benefits, car and fuel allowance.
Malcolm R. Wall, CEO—content division	Insurance (life, income protection, accident insurance, dental), private medical cover for self and family, car and fuel allowance.

Expatriate Benefits

        The Company provides expatriate benefits to certain of the named executive officers who have moved from the U.S., including the general counsel, Bryan H. Hall and, prior to their termination of employment with the Company, Stephen A. Burch, the former chief executive officer, and Jacques D. Kerrest, the former chief financial officer. These benefits may include housing (or a housing allowance), relocation expenses upon commencement of employment and upon termination of employment, school fees in the case of Mr. Burch's children, flights to and from the U.S. for them and members of their families once a year, tax equalization and tax return preparation services, and foreign currency exchange protection in the case of Mr. Hall and Mr. Kerrest. The compensation committee believes that these expenses are necessary to induce senior executives with specific skills that the Company needs to relocate from the U.S. and enter into employment with the Company. The expatriate benefits offered by the Company have in some cases been tailored to meet the needs of specific senior executive hires. Housing costs for example are considered necessary to attract senior executives because they may be unprepared to divest their U.S. homes and acquire U.K. homes if they intend ultimately to return to the U.S. Tax equalization and tax preparation services are provided so as to facilitate the completion of complex returns and to enable prospective employees to evaluate their proposed compensation on a basis comparable to their existing U.S. compensation. The Company's expatriate policies are regularly reviewed and have been compared with other companies with senior expatriate executives based in the U.K.

Limits on Tax Deductibility

        Section 162(m) of the U.S. Internal Revenue Code generally limits the Company's income tax deduction for compensation paid in any taxable year to the chief executive officer or any of the four other highest paid executive officers to $1,000,000 per individual, subject to certain exceptions. The Company and the compensation committee consider this anticipated tax treatment in the review and establishment of compensation programs and payments. The Company has, however, determined that it will not seek to limit executive compensation to that deductible under Section 162(m) of the U.S. Internal Revenue Code since it must recruit and retain officers in a competitive environment. The Company will continue to monitor developments and assess alternatives for preserving the deductibility of compensation payments and benefits to the extent reasonably practicable, consistent with its compensation policies.

COMPENSATION COMMITTEE REPORT

        We have reviewed and discussed this Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on our review and discussions, we have recommended to the board of directors that this Compensation Discussion and Analysis be included in this proxy statement.

The Compensation Committee
Edwin M. Banks (Chairman)
Jeffrey D. Benjamin
George R. Zoffinger

SUMMARY COMPENSATION TABLE

        The table below summarizes the total compensation paid or earned by each of the named executive officers for the fiscal years ended December 31, 2006 and 2007. See "—Summary of Non-Equity Compensation Terms of Employment Agreements" for a narrative description of the compensation provisions of the employment agreements with the named executive officers. Mr. Burch was no longer an executive officer of the Company at December 31, 2007, while Messrs. Hall and Wall, qualified as named executive officers in 2007. It should be noted in reviewing the table below that the amounts included under the column headings "Stock Awards" and "Option Awards" represents the dollar amounts recognized for financial statement reporting purposes in accordance with FAS 123(R). These amounts do not necessarily reflect the current market value or fair value of these awards. For example, many of the exercise prices of the option awards included below are above the closing share price at December 31, 2007.

        Unless otherwise noted, all amounts in this table that originated in pounds sterling in respect of 2007 have been translated into U.S. dollars at a rate of $2.0017 per £1.00 and in respect of 2006 have been translated at a rate of $1.8429 per £1.00.

Name & Principal Position (a)	Year (b)	Salary ($) (c)		Stock Awards (1) ($) (e)	Option Awards (2) ($) (f)	Non-Equity Incentive Plan Compensation (3) ($) (g)		All Other Compensation ($) (i)		Total ($) (j)
James F. Mooney, chairman	2007 2006	1,250,000 1,250,000		3,844,746 5,554,305	12,831 92,087	— 340,000		78,407 54,264	(4)	5,185,984 7,290,656
Stephen A. Burch, president and chief executive officer to August 21, 2007	2007 2006	476,297 722,115	(5) (7)	907,431 9,222,924	— —	— 611,301	(7)	2,030,158 587,686	(6)	3,413,886 11,144,027
Neil A. Berkett, chief operating officer to August 21, 2007, acting chief executive officer to March 6, 2008, chief executive officer from March 6, 2008	2007 2006	850,723 783,233	(9)	1,395,720 1,855,610	1,799,371 1,613,095	— 665,748		219,454 199,537	(8)	4,265,268 5,117,222
Jacques D. Kerrest, chief financial officer to March 31, 2008	2007 2006	653,442 622,689	(10) (12)	140,643 —	1,125,796 1,513,054	— 403,079		283,228 227,496	(11)	2,203,109 2,766,318
Bryan H. Hall, general counsel	2007	633,641	(13)	1,217,992	957,388	—		319,549	(14)	3,128,570
Malcolm R. Wall, CEO—content division	2007	707,601	(15)	307,478	960,082	—		152,020	(16)	2,127,181

(1)
The amounts in column (e) reflect the dollar amount recognized for financial statement reporting purposes for the fiscal years ended December 31, 2006 and December 31, 2007, in accordance with FAS 123(R) of awards pursuant to the named executive officer's employment agreement or restricted stock agreement, the 2006 LTIP, the 2007 LTIP and the Virgin Media Inc. 2006 Stock Incentive Plan, and therefore include amounts from awards granted in and prior to 2006 and 2007. Many of these awards are subject to performance conditions in whole or in part and consequently may not actually be received.

(2)
The amounts in column (f) reflect the dollar amount recognized for financial statement reporting purposes for the fiscal years ended December 31, 2006 and December 31, 2007, in accordance with FAS 123(R) of option awards pursuant to the 2005 LTIP, the 2006 LTIP, the 2007 LTIP, the Virgin

  Media Inc. 2006 Stock Incentive Plan, the Amended and Restated Virgin Media Inc. 2004 Stock Incentive Plan, the Virgin Media Inc. 2004 Stock Incentive Plan and individual employment agreements, and therefore include amounts from awards granted in and prior to 2006 and 2007. Assumptions used in the calculation of these amounts are included in note 12 to our audited financial statements for the fiscal year ended December 31, 2007, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 29, 2008.

(3)
The amounts in column (g) for 2006 reflect the cash awards earned by the named executive officers under the Company's 2006 Bonus Scheme. The bonus payments under the 2006 Bonus Scheme were made to the named executive officers in March 2007. With regard to the amounts in column (g) for 2007, as the Company did not achieve the Qualifying Gate, no bonus amount was earned by any of the named executive officers.

(4)
Mr. Mooney's All Other Compensation for the 2007 fiscal year includes $67,990 in health insurance and income protection benefits and $10,417 in matching contributions by the Company under the Company's 401(k) Plan. The amounts attributable to Mr. Mooney's perquisites and personal benefits do not exceed $10,000.

(5)
Mr. Burch's employment terminated by mutual agreement with us on August 21, 2007 and accordingly, his 2007 base salary is prorated for the 2007 fiscal year.

(6)
Mr. Burch's All Other Compensation for the 2007 fiscal year includes: a $1,500,000 contractual payment on termination of his employment agreement by mutual agreement; $230,207 for housing costs; $144,287 for tax equalization payments; $37,176 for tax planning services; $32,475 for relocation costs; $29,059 in home leave expenses; $21,597 in health insurance and income protection benefits; and $5,136 in matching contributions under the Company's 401(k) Plan. The amounts attributable to Mr. Burch's car allowance and car lease termination payments each do not exceed the greater of $25,000 or 10% of the total amount of perquisites and personal benefits received by Mr. Burch.

(7)
Mr. Burch became our president and chief executive officer on January 16, 2006 and accordingly, his 2006 base salary and bonus are prorated for the 2006 fiscal year. Mr. Burch's base salary was $750,000 per year.

(8)
Mr. Berkett's All Other Compensation for the 2007 fiscal year includes: $170,144 in pension contributions by the Company to a U.K. tax qualified deferred compensation plan; $25,021 car allowance; and $14,042 in health insurance and income protection benefits. The amounts attributable to tax planning services and estimated fuel costs for Mr. Berkett each do not exceed the greater of $25,000 or 10% of the total amount of perquisites and personal benefits received by Mr. Berkett.

(9)
Effective January 1, 2006, Mr. Berkett's base salary was increased from £375,000 per year to £425,000 per year.

(10)
On September 1, 2007, Mr. Kerrest's base salary was increased from £330,000 per year to £339,900 per year. Mr. Kerrest's salary was paid in U.S. dollars at a fixed exchange rate of $1.916 per £1.00 from January to June 2007, $1.9863 per £1.00 from July to September 2007 and $2.0217 per £1.00 from September to December 2007. As a result of the fixed exchange rate, Mr. Kerrest incurred a loss of $26,022 which is the difference between the fixed exchange rate and the spot exchange rate on each payment date.

(11)
Mr. Kerrest's All Other Compensation for the 2007 fiscal year includes: $165,765 for housing costs; $21,522 in health insurance and income protection benefits; and $10,333 in respect of matching contributions under the Company's 401(k) Plan. The amounts attributable to Mr. Kerrest's tax planning services, car allowance, estimated tax equalization payments, home leave expenses and estimated fuel costs each do not exceed the greater of $25,000 or 10% of the total amount of perquisites and personal benefits received by Mr. Kerrest.

(12)
On March 3, 2006, Mr. Kerrest's base salary was increased from £300,000 per year to £330,000 per year. Mr. Kerrest's salary and bonus were paid in U.S. dollars at a fixed exchange rate of $1.916 per £1.00 throughout 2006. As a result of the fixed exchange rate, Mr. Kerrest received a benefit of $8,344 which is the difference between the fixed exchange rate and the spot exchange rate on each payment date.

(13)
Effective September 1, 2007, Mr. Hall's base salary was increased from £320,000 per year to £329,600 per year. Mr. Hall's salary was paid in U.S. dollars at a fixed exchange rate of $1.916 per £1.00 from January to June 2007, $1.9863 per £1.00 from July to September 2007 and $2.0217 per £1.00 from September to December 2007. As a result of the fixed exchange rate, Mr. Hall incurred a loss of $25,250 which is the difference between the fixed exchange rate and the spot exchange rate on each payment date.

(14)
Mr. Hall's All Other Compensation for the 2007 fiscal year includes: $209,678 for housing costs; $35,219 for tax planning services; $21,685 in health insurance and income protection benefits; and $10,874 in matching contributions under the Company's 401(k) Plan. The amounts attributable to Mr. Hall's car allowance, home leave expenses and estimated fuel costs each do not exceed the greater of $25,000 or 10% of the total amount of perquisites and personal benefits received by Mr. Hall.

(15)
Effective September 1, 2007, Mr. Wall's base salary was increased from £350,000 per year to £360,500 per year.

(16)
Mr. Wall's All Other Compensation for the 2007 fiscal year includes: $121,203 in pension contributions by the Company to a U.K. tax qualified deferred compensation plan and $5,029 in health insurance and income protection benefits. The amounts attributable to Mr. Wall's car allowance and estimated fuel costs each do not exceed the greater of $25,000 or 10% of the total amount of perquisites and personal benefits received by Mr. Wall.

Summary of Non-Equity Compensation Terms of Employment Agreements

        Set forth below is a brief description of the non-equity compensation and non-change in control terms of our employment agreements with each of our named executive officers for the 2007 fiscal year. Their equity compensation arrangements are separately described in the sections entitled "Grants of Plan-Based Awards" and "Outstanding Equity Awards at Fiscal Year-End". The operation of these employment agreements in the context of a termination or a change of control is separately described under the heading "Potential Payments Upon Termination or Change of Control—Severance and Change in Control Benefits Provided Pursuant to Employment Agreements".

James F. Mooney

        We are party to an employment agreement with James F. Mooney, the chairman of our board of directors, dated as of March 7, 2003 and amended and restated by agreement dated July 5, 2006. Mr. Mooney's employment agreement expires on April 30, 2009. Under this agreement, Mr. Mooney receives the following compensation and employee benefits:

  •
  a base salary of $1.25 million per year;

  •
  an annual bonus for on-target performance of 100% of base salary, which for bonus purposes is treated as $400,000;

  •
  participation in the Company's health and life insurance plans; and

  •
  reimbursement for travel and other business expenses.

Stephen A. Burch

        Prior to his termination of employment by mutual agreement on August 21, 2007, we were party to an employment agreement with Stephen A. Burch, our former president and chief executive officer, dated as of December 15, 2006. Under this agreement, Mr. Burch received the following compensation and employee benefits:

  •
  a base salary of $750,000 per year;

  •
  an annual bonus target of 100% of base salary with a maximum payout of 200% of base salary;

  •
  participation in the Company's health and life insurance plans;

  •
  the Company's expatriate package in accordance with Company policy, including healthcare, tax equalization, housing allowance, home leave and payment of school fees; and

  •
  an annual car and fuel allowance.

Neil A. Berkett

        We are party to an employment agreement with Neil A. Berkett, our chief executive officer, dated as of August 11, 2005. Pursuant to this agreement, Mr. Berkett receives the following compensation and employee benefits:

  •
  a base salary of £425,000 per year;

  •
  an annual bonus target of 100% of base salary with a maximum payout of 200% of base salary, at the discretion of our board of directors;

  •
  the opportunity to participate in employee benefit plans and arrangements made available by us to our executive officers with U.K. employment agreements;

  •
  a contribution of 20% of his base salary into a pension scheme; and

  •
  an annual car and fuel allowance.

Jacques D. Kerrest

        Jacques D. Kerrest, our former chief financial officer, excercised his right to terminate his employment with the Company, effective March 31, 2008. Prior to this date, we were party to an employment agreement with Mr. Kerrest, which was dated as of September 6, 2004, as amended on December 18, 2007 and effective as of January 1, 2007. Consistent with the terms of the expired agreement and the extension agreement, Mr. Kerrest received the following compensation and employee benefits:

  •
  a base salary of £339,900 per year, which increased from £330,000 effective September 1, 2007;

  •
  an annual bonus target of 75% of base salary with a maximum payout of 150% of base salary, as well as participation in the Company's long-term incentive plans;

  •
  the Company's expatriate package in accordance with Company policy, including healthcare, housing allowance, home leave and tax equalization; and

  •
  an annual car and fuel allowance.

Bryan H. Hall

        We are party to an employment agreement with Bryan H. Hall, our general counsel and secretary, dated as of December 8, 2006. Pursuant to this agreement, Mr. Hall receives the following compensation and employee benefits:

  •
  a base salary of £329,600 per year, which increased from £320,000 effective September 1, 2007;

  •
  an annual bonus target of 75% of base salary with a maximum payout of 150% of base salary, as well as participation in the Company's long-term incentive plans;

  •
  the Company's expatriate package in accordance with Company policy, including healthcare, housing allowance, home leave and tax equalization; and

  •
  an annual car and fuel allowance.

Malcolm R. Wall

        We are party to an employment agreement with Malcolm R. Wall, the chief executive officer of our content division, dated as of January 31, 2006. Pursuant to this agreement, Mr. Wall receives the following compensation and employee benefits:

  •
  a base salary of £360,500 per year, which increased from £350,000 effective September 1, 2007;

  •
  an annual bonus target of 75% of base salary with a maximum payout of 150% of base salary, as well as participation in the Company's long-term incentive plans;

  •
  the opportunity to participate in employee benefit plans and arrangements made available by us to our executive officers with U.K. employment agreements;

  •
  a company contribution of 12% into a pension plan up to the HMRC earnings cap of £112,800 to March 31, 2007 and £120,000 from April 1, 2007, and a cash payment of 20% of the difference between his base salary and the earnings cap; and

  •
  an annual car and fuel allowance.

Summary of Incentive Compensation Plans

Virgin Media Inc. 2007 Bonus Scheme

        Each year the compensation committee approves the Company's annual bonus scheme covering the majority of the Company's employees, including the Company's executive officers. The Virgin Media Inc. 2007 Bonus Scheme (the "2007 Bonus Scheme") offered employees an opportunity to receive a bonus equal to a percentage of their base salary. The percentages ranged from 5–100% of base salary (depending on employee level) for on-target performance with a potential maximum payment of double the on-target percentage payable.

        In order for any bonuses to be payable, the Company was required to achieve the Qualifying Gate. If the Qualifying Gate was achieved, bonuses would be payable according to achievement against various performance targets specific to each of the Company's key operating divisions. The operating division performance targets included an appropriately weighted mix of financial and operating metrics including a combination of the following:

  •
  Simple cash flow, being OCF less fixed asset additions on an accrual basis and cash payments in respect of merger-related redundancies

  •
  Divisional financial measures, including revenue, gross margin, operating costs, working capital, simple cash flow, capital expenditure and profitability measures

  •
  Customer service measures, including fault rates, fault retention rates, installation completion rates, customer advocacy, customer satisfaction and net promoter measures

  •
  Average revenue per customer, ARPU, or average contribution per customer, or ACPU

  •
  Net additions to revenue generating units, or RGUs

  •
  Commercial advertising impacts

  •
  Value of new sales contracts with Business customers

  •
  Percentage of sales for Sit-Up generated on-line

        For all measures, the amount to be achieved for on-target performance (the "100% Threshold") was generally equal to the reasonably targeted amount for that measure. A maximum target (the "200% Threshold") was also set for each measure at which the bonus percentage payable was twice the on-target percentage payable. A minimum target (the "50% Threshold") was also set at which the bonus payable was one-half of the on-target percentage payable. If the minimum 50% Threshold was not achieved for a particular measure, no bonus percentage would be earned in respect of that measure. Percentage payments were structured to rise on a linear basis between the 50% Threshold and the 100% Threshold and between the 100% Threshold and the 200% Threshold.

        The Qualifying Gate was not achieved, and therefore no bonus amount was payable under the 2007 Bonus Scheme. However, in order to retain and motivate our employees, we recommended, and the compensation committee approved in February 2008, in lieu of the 2007 bonus which was not achieved, a discretionary cash bonus award to a majority of the employees employed by the Company on March 31, 2008. For senior management of the Company (who participate in our long-term incentive plans described below), other than the named executive officers and certain other senior officers, the discretionary cash bonus was based on individual performance in 2007. The named executive officers did not receive any discretionary cash payment.

        Employees who are not in the annual bonus scheme are subject to local schemes which reflect the specific business requirements in that area. For instance, employees in any sales related roles are in commission schemes which are designed based upon the sales mix for that area of the business and reviewed regularly to ensure they are targeted appropriately. Other employees who are not in the annual bonus scheme are in bonus schemes based upon targets which are tied into local business objectives.

Long-term Incentive Plans

        The compensation committee determined that it would be appropriate and in the best interests of stockholders and the Company to provide key senior managers and executives with long-term incentives over rolling three to five year periods in order to provide long-term compensation. Since 2005, we have introduced a new long-term incentive plan ("LTIP") each year. These LTIPs consist of awards of stock options and restricted stock units under the Company's stock incentive plans. Stock options and restricted stock units are granted to eligible employees each year, in each case, in an amount with fair value equal to 50% of the recipient's annual base salary.

        The fair value of the options awarded under our LTIPs is determined using a Black Scholes valuation method and the exercise price is equal to the stock price on the date of grant. The options vest, subject to the participant's continued employment, in twenty percent increments annually on January 1st of each year following the year in which they are granted. The value of the restricted stock units awarded under our LTIPs is based on the fair market value of our common stock as of the date of grant. Participants are entitled to receive an amount of common stock in three years' time, subject to the achievement of performance targets for that three-year period and continued employment with us. Equivalent payments may be made in cash rather than common stock at the compensation committee's discretion. The restricted stock units are forfeited if the performance objectives are not achieved or on termination of employment.

        The performance targets in respect of the restricted stock units element of the LTIPs are set each year by the compensation committee based on a three-year cumulative Group SCF. Targets are set for the On-target, Maximum and Minimum performance thresholds as follows:

  •
  On-target threshold, for vesting of 100% of the on-target number of shares of common stock (with a grant date fair value of 50% of the participant's salary)

  •
  Minimum threshold, for vesting of 50% of the on-target number of shares of common stock (with a grant date fair value of 25% of the participant's salary)

  •
  Maximum threshold, for vesting of 200% of the on-target number of shares of common stock (with a grant date fair value of 100% of the participant's salary)

        The number of shares of common stock to be issued rises on a linear basis for performance between the Minimum and On-target thresholds and between the On-target and Maximum thresholds. The maximum number of shares that can vest for each individual is 200% of the on-target amount and no shares will vest if cumulative Group SCF is below the Minimum threshold. The number of restricted stock units granted to participants under the 2006 LTIP and 2007 LTIP is based on the Maximum threshold being achieved.

        Upon the occurrence of an "acceleration event" (see "—Stock Incentive Plans—Virgin Media Inc. 2006 Stock Incentive Plan"), all outstanding options under the 2006 LTIP and 2007 LTIP will become immediately exercisable in full. The restricted stock units under the 2006 LTIP and 2007 LTIP do not automatically vest upon an acceleration event.

2006 LTIP

        From July through November 2006, 107 employees were admitted to the 2006 LTIP. A total of 1,869,300 options subject to five-year vesting and 1,143,472 restricted stock units were granted under the 2006 LTIP. Performance targets for the restricted stock unit element were set based on cumulative Group SCF for the three years ending December 31, 2008 with On-target, Maximum and Minimum thresholds which operate in the same way as described above. The number of restricted stock units granted under the 2006 LTIP is based on the Maximum threshold of 200% being achieved. The number of restricted stock units, however, that will vest for performance at the On-target threshold is 571,736. The minimum performance targets for the restricted stock units in the first year of the three year period ending December 31, 2008 were not met and it was unlikely that the original three-year performance criteria for the restricted stock units, which were set prior to the Merger integration and the Acquisition, would be met. In February 2007, the compensation committee approved revised performance criteria taking into account the impact of the Merger integration and the Acquisition. All of the named executive officers, except Messrs. Burch and Mooney, participate in the 2006 LTIP. Although Messrs. Burch and Mooney did not participate in the 2006 LTIP, Mr. Burch had and Mr. Mooney has restricted stock grants subject to performance conditions based on the 2006 LTIP.

2007 LTIP

        From May 2007 through July 2007, 116 employees were admitted to the 2007 LTIP. A total of 2,308,000 options subject to five-year vesting and 1,330,456 restricted stock units were granted under the 2007 LTIP. The number of restricted stock units granted under the 2007 LTIP is based on the Maximum threshold of 200% being achieved. The number of restricted stock units, however, that will vest for performance at the On-target threshold is 665,228. Performance targets for the restricted stock unit element were set based on cumulative Group SCF for the three years ending December 31, 2009 with On-target, Maximum and Minimum thresholds which operate in the same way as described above.

Mr. Mooney and Mr. Burch were not included in the 2007 LTIP because they are provided with other long-term incentives through restricted stock grants based upon performance. Vesting of Mr. Mooney's 375,000 shares of restricted stock which vest based on the three-year Group SCF performance condition under the 2006 LTIP includes two out of the three years of the three-year Group SCF performance condition under the 2007 LTIP. Mr. Burch had 125,000 shares of restricted stock based on the three-year performance condition under the 2007 LTIP. A summary of the grants made to the named executive officers in 2007 is included in the section entitled "Grants of Plan-Based Awards".

Stock Incentive Plans

        All stock-based awards granted under our LTIPs, the Virgin Media 2007 Sharesave Plan and individual employment agreements are issued, as a legal matter, under our stock incentive plans as described below, which have been approved by our stockholders. New issuances are being made under the Virgin Media Inc. 2006 Stock Incentive Plan, except that our common stock continues to be issued under the other stock incentive plans on exercise of outstanding options.

Virgin Media Inc. 2006 Stock Incentive Plan

        The Virgin Media Inc. 2006 Stock Incentive Plan (formerly known as the NTL Incorporated 2006 Stock Incentive Plan) was approved by our stockholders on May 18, 2006. Although shares of common stock will still be issued under the Amended and Restated Virgin Media Inc. 2004 Stock Incentive Plan and the Virgin Media Inc. 2004 Stock Incentive Plan, all new stock and option awards will be granted under the Virgin Media Inc. 2006 Stock Incentive Plan.

        Individuals eligible to receive awards under the Virgin Media Inc. 2006 Stock Incentive Plan include our employees, officers, directors, non-employee directors and independent contractors. The term of an incentive stock option may not exceed 10 years from the date of grant and the term of a nonqualified stock option may not exceed 11 years from the date of grant.

        The Virgin Media Inc. 2006 Stock Incentive Plan provides for the grant of restricted stock, restricted stock units, share awards, non-qualified stock options and incentive stock options. The aggregate number of shares of the Company's common stock that may be issued under the Virgin Media Inc. 2006 Stock Incentive Plan is 29,000,000. An individual may not be granted awards in respect of more than 4,000,000 shares of the Company's common stock in any fiscal year. The Virgin Media Inc. 2006 Stock Incentive Plan is designed so that option grants are able to comply with the requirements for "performance-based" compensation under Section 162(m) of the Internal Revenue Code and the conditions of exemption from the short-swing profit recovery rules of Rule 16b-3 under the Exchange Act.

        The compensation committee of our board of directors administers the Virgin Media Inc. 2006 Stock Incentive Plan and generally has the right to grant awards to eligible individuals and to determine the terms and conditions of such awards. All option grants made pursuant to the Virgin Media Inc. 2006 Stock Incentive Plan will be evidenced by an option notice which will state the terms and conditions of the option grant as determined by the compensation committee.

        Performance awards under the Virgin Media Inc. 2006 Stock Incentive Plan, other than options, are subject performance objectives during a specified period of time as designated by the compensation committee of our board of directors, including (among others): (i) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization), (ii) net income, (iii) operating income, (iv) earnings per share, (v) book value per share, (vi) return on shareholder's equity, (vii) expense management, (viii) return on investment, (ix) improvement in capital structure, (x) profitability of an identifiable business unit or product, (xi) maintenance or improvement of product margins, (xii) stock price, (xiii) market share, (xiv) revenue or sales, (xv) costs, (xvi) cash flow,

(xvii) working capital or capital expenditures, (xviii) return on assets, (xix) total shareholder return or (xx) any combination of the foregoing.

        Our compensation committee may, in its discretion, apply such performance objectives also to options granted under the Virgin Media Inc. 2006 Stock Incentive Plan. Performance objectives may be in respect of performance of the Company, any of its subsidiaries, any of its divisions or any combination thereof. Performance objectives may be absolute or relative (to prior performance or to the performance of one or more other entities or objective indices or benchmarks) and may be expressed in terms of a progression within a specific range.

        Upon the occurrence of an acceleration event, all outstanding options will become immediately exercisable in full, outstanding restricted stock units will vest and restrictions on outstanding awards of restricted stock will lapse. An acceleration event generally means:

  •
  the acquisition of 30% or more of our voting capital stock, excluding stock purchases directly from us;

  •
  the replacement of a majority of our board of directors or their approved successors;

  •
  the consummation of a merger or consolidation of us or one of our subsidiaries with another entity, other than:

  •
  a transaction in which our stockholders continue to hold 50% or more of the voting power of the successor;

  •
  various recapitalizations;

  •
  the consummation of a sale of all or most of our assets; or

  •
  stockholder approval of our liquidation or dissolution.

        Under the terms of the Virgin Media Inc. 2006 Stock Incentive Plan, in the event of a transaction affecting our capitalization, the compensation committee of our board of directors is required proportionately to adjust the number of shares available for, and subject to, outstanding awards and the number of shares covered by outstanding options and the exercise price of these options so as to, in the committee's judgment and sole discretion, prevent the diminution or enlargement of the benefits intended by the plan. Upon any other extraordinary corporate transaction, the committee may adjust equitably outstanding awards as it deems appropriate. The compensation committee's decision as to whether or not to make adjustments and which adjustments should be made are final, binding and conclusive.

Amended and Restated Virgin Media Inc. 2004 Stock Incentive Plan

        The Amended and Restated Virgin Media Inc. 2004 Stock Incentive Plan (formerly known as the NTL Incorporated 2004 Stock Incentive Plan) was adopted by the compensation committee of Old NTL's board of directors on March 15, 2004 and approved by its stockholders on May 6, 2004. As noted above, we are not making new awards under this plan.

        The Amended and Restated Virgin Media Inc. 2004 Stock Incentive Plan provides for the grant of restricted stock, restricted stock units, share awards and incentive stock options. The aggregate number of shares of our common stock that may be issued under the 2004 Stock Incentive Plan is 21,500,000. An individual may not be granted awards in respect of more than 2,500,000 shares of our common stock in any fiscal year.

        The compensation committee of our board of directors administers the Amended and Restated Virgin Media Inc. 2004 Stock Incentive Plan and generally has the right to grant awards to eligible individuals and to determine the terms and conditions of such awards.

        Individuals eligible to receive awards under the Amended and Restated Virgin Media Inc. 2004 Stock Incentive Plan include our employees, officers, directors, non-employee directors and independent contractors. The term of an incentive stock option may not exceed 10 years from the date of grant and the term of a nonqualified stock option may not exceed 11 years from the date of grant.

        Upon the occurrence of an acceleration event, all outstanding options will become immediately exercisable in full, outstanding restricted stock units will vest and restrictions on outstanding awards of restricted stock will lapse. The definition of an acceleration event is similar to the definition of such term under the Virgin Media Inc. 2006 Stock Incentive Plan.

        Under the terms of the Amended and Restated Virgin Media Inc. 2004 Stock Incentive Plan, in the event of a transaction affecting our capitalization, the compensation committee of our board of directors is required proportionately to adjust the number of shares available for, and subject to, outstanding awards and the number of shares covered by outstanding options and the exercise price of these options so as to, in the committee's judgment and sole discretion, prevent the diminution or enlargement of the benefits intended by the plan. Upon any other extraordinary corporate transaction, the committee may adjust equitably outstanding awards as it deems appropriate.

Virgin Media Inc. 2004 Stock Incentive Plan

        The Virgin Media Inc. 2004 Stock Incentive Plan (formerly known as the Telewest Global, Inc. 2004 Stock Incentive Plan) was adopted by Telewest's board of directors on June 2, 2004 and approved by its stockholders on July 5, 2004. As noted above, we are not making new awards under this plan.

        The Virgin Media Inc. 2004 Stock Incentive Plan provides for the grant of incentive stock options, nonqualified stock options, restricted stock, restricted stock units and share awards. Incentive stock option grants are intended to qualify under Section 422 of the Internal Revenue Code. The aggregate number of shares of our common stock that may be subject to option grants or awards under the Virgin Media Inc. 2004 Stock Incentive Plan is 21,921,365. An individual may not be granted options to purchase or be awarded more than 3,578,998 shares of our common stock in any one fiscal year. The Virgin Media Inc. 2004 Stock Incentive Plan is designed so that option grants are able to comply with the requirements for "performance-based" compensation under Section 162(m) of the Internal Revenue Code and the conditions for exemption from the short-swing profit recovery rules of Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

        The compensation committee of our board of directors administers the Virgin Media Inc. 2004 Stock Incentive Plan and generally has the right to grant options or make awards to eligible individuals, to determine the terms and conditions of all grants and awards, include vesting schedules and exercise price (where appropriate), and to amend, suspend or terminate the Virgin Media Inc. 2004 Stock Incentive Plan at any time.

        Persons eligible to receive grants or awards under the Virgin Media Inc. 2004 Stock Incentive Plan include employees, directors and independent contractors of the Company and its divisions and subsidiary and parent corporations and other affiliates. The term of an incentive stock option under the plan may not exceed 10 years from the date of the grant and the term of a nonqualified stock option may not exceed 11 years from the date of the grant.

        Unless otherwise set forth in an employee's, director's or independent contractor's respective award agreement, all outstanding options or restricted stock or restricted stock units become immediately exercisable, lose all restrictions or become fully vested upon the occurrence of an "acceleration event." The definition of an acceleration event is similar to the definition of such term under the Virgin Media Inc. 2006 Stock Incentive Plan.

        Under the terms of the Virgin Media Inc. 2004 Stock Incentive Plan, in the event of a transaction affecting our capitalization, the compensation committee of our board of directors is required proportionately to adjust the aggregate number of shares available for options and awards, the aggregate number of options and awards that may be granted to any person in any calendar year, the number of such shares covered by outstanding options and awards, and the exercise price of outstanding options to reflect any increase or decrease in the number of issued shares so as to, in the compensation committee's judgment and sole discretion, prevent the diminution or enlargement of the benefits intended by the Virgin Media Inc. 2004 Stock Incentive Plan.

Virgin Media Inc. 2007 Sharesave Plan

        The Virgin Media 2007 Sharesave Plan (which our directors have renamed the Virgin Media Sharesave Plan and which we refer to as the Sharesave Plan) was adopted by our board of directors on February 21, 2008 following approval by our stockholders on May 16, 2007. The Sharesave Plan is a broadly based stock option arrangement, which means that when we choose to operate the Sharesave Plan, all eligible individuals have to be invited to participate. The Sharesave Plan has been approved by the U.K. HM Revenue & Customs, or HMRC, under Schedule 3 of the Income Tax (Earnings and Pensions) Act 2003. Eligibility under the Sharesave Plan extends to our employees who are U.K. tax residents. However, other groups of employees may be invited to participate in the future in additional schemes which may be launched annually. An aggregate of 3.0 million shares are available for issuance pursuant to the Sharesave Plan. Upon any capitalization event, the number of shares that are subject to an option and/or the exercise price thereof may be adjusted in such manner as the compensation committee confirms to be fair and reasonable. We expect to launch the Sharesave Plan to our employees in the second quarter of 2008. Our board of directors has adopted the plan rules on the basis that they may make such amendments as are considered necessary or desirable in relation to the operation of the Sharesave Plan. The Sharesave Plan will be administered by our compensation committee. The compensation committee has the general authority to exercise all powers necessary or advisable to administer the Sharesave Plan (subject to (i) the approval of the HMRC where such approval is required and (ii) what is permitted under the plan rules). All decisions made by the committee are final, binding and conclusive.

        Under the terms of the Sharesave Plan, participants enter into savings contracts under which they agree to have amounts deducted from their net salary each month. These sums are held within special savings accounts that are operated by an appointed independent savings carrier. A participant's option can only be exercised to the extent possible using the proceeds of his or her savings account plus interest. The monthly statutory maximum and minimum limit on the amount that a participant can save under savings contracts is currently £250 per month and £5 per month, respectively. Within these amounts the board of directors can specify different maximum and minimum limits.

        The committee can generally determine the exercise price of options granted under the Sharesave Plan. However, the exercise price of options granted under the plan cannot be less than 80% of the fair market value of a share at the time invitations are issued. Individuals can be invited to take out savings contracts that last for 3, 5 or 7 years. Under a 3 or 5 year contract, savings are made for 3 and 5 years, respectively. Under a 7 year contract, savings are made for 5 years but are left within the special savings account for a further 2 years. At the end of the savings contract, participants receive interest in the form of a tax-free bonus.

        A sharesave option can only be exercised using the proceeds of the participant's savings contract. This will be the combination of his or her savings and the tax-free bonus payable to him or her. A participant is free to withdraw his or her savings at any point; however, if he or she does so, his or her corresponding option will lapse. The exercise price will be in pounds sterling and the shares subject to an option will be such number as can be bought at the exercise date.

        A participant may exercise his or her options during the period of six months from the maturity of his or her savings contract. If the participant does not want to exercise his or her options, which are generally not transferable, he or she can instead take his or her savings and tax-free bonus and allow his or her options to lapse.

Equity Compensation Plan Information

        The following table includes information in respect of our equity compensation plans and any individual compensation arrangements under which our equity securities are authorized for issuance to employees or non-employees as of December 31, 2007. The following table does not include shares of restricted stock that have already been issued.

			(c)
	(a)	(b)
			Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights
Equity compensation plans approved by security holders:
Stock Incentive Plans(1):			20,296,594
Options	10,804,977	$22.40
Restricted Stock Units	1,977,450	—
Unrestricted Stock Awards	3,150	—
Equity compensation plans not approved by security holders	0		0

Total	12,785,577		20,296,594

(1)
Represents shares of our common stock issuable pursuant to stock options, restricted stock units and unrestricted stock awards outstanding under (i) the Amended and Restated Virgin Media Inc. 2004 Stock Incentive Plan, (ii) the Virgin Media Inc. 2004 Stock Incentive Plan (formerly known as the Telewest Global, Inc. 2004 Stock Incentive Plan) and (iii) the Virgin Media Inc. 2006 Stock Incentive Plan. New grants are no longer issued under (i) and (ii).

GRANTS OF PLAN-BASED AWARDS

        The following table summarizes the grants of plan-based awards we have made to each of our named executive officers during 2007. Mr. Burch was no longer an executive officer of the Company at December 31, 2007. All amounts in this table that originated in pounds sterling have been translated into U.S. dollars at a rate of $2.0017 per £1.00.

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)
Name (a)	Grant Date (b)		Board or CC Approval Date	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)	All Other Stock Awards: Number of Shares of Stock or Units (#) (i)	All Other Option Awards: Number of Securities Underlying Options (#) (j)	Exercise or Base Price of Option Awards ($/Sh) (k)	Closing Price on Grant Date ($/Sh)	Grant Date Fair Value of Stock and Option Awards(3) ($) (l)
James F. Mooney	N/A	(4)		0	400,000	800,000
Stephen A. Burch(5)	N/A 04/11/07		04/11/07	0	750,000	1,500,000	0	125,000	125,000					3,093,750
Neil A. Berkett(6)	05/16/07 05/16/07 09/14/07 N/A	(7)	05/16/07 05/16/07 09/10/07	0	850,723	1,701,445	8,624	17,248	34,496		59,860 200,000	24.36 22.49	24.66 22.90	420,161 420,184 1,225,751
Jacques D. Kerrest(8)	05/16/07 05/16/07 N/A	(9)	05/16/07 05/16/07	0	510,283	1,020,567	6,697	13,393	26,786		46,480	24.36	24.66	326,253 326,264
Bryan H. Hall(10)	05/16/07 05/16/07 N/A	(11)	05/16/07 05/16/07	0	494,820	989,640	6,494	12,987	25,974		45,070	24.36	24.66	316,363 316,366
Malcolm R. Wall(12)	05/16/07 05/16/07 N/A	(13)	05/16/07 05/16/07	0	541,210	1,082,419	7,103	14,205	28,410		49,295	24.36	24.66	346,034 346,024

(1)
The amounts included in column (c), (d) and (e) reflect the minimum, target and maximum payment levels, respectively, under the Company's 2007 Bonus Scheme. As the Company did not achieve the Qualifying Gate, no bonus amount was paid or will be payable under the 2007 Bonus Scheme to any of the named executive officers.

(2)
The amounts included in column (f), (g) and (h) reflect the minimum, target and maximum payment levels respectively of equity awards granted pursuant to the individual's employment agreement and the 2007 LTIP. More detailed descriptions of the terms of our employment agreements with each of our named executive officers can be found in the section entitled "Summary Compensation Table—Summary of Non-Equity Compensation Terms of Employment Agreements". A more detailed description of the 2007 LTIP can be found in the section entitled "Summary Compensation Table—Description of Incentive Compensation Plans".

(3)
The grant date fair value of the restricted stock units granted pursuant to the 2007 LTIP included in the table above has been calculated based on the assumption that the on-target performance threshold will be achieved.

(4)
Mr. Mooney is entitled to a bonus equal to 100% of an assumed base salary of $400,000 for on-target performance. Under the 2007 Bonus Scheme, as the Company did not achieve the Qualifying Gate, no bonus amount was paid or will be payable under the 2007 Bonus Scheme to Mr. Mooney.

(5)
Mr. Burch's employment terminated by mutual agreement on August 21, 2007. Under his previous employment agreement, Mr. Burch was entitled to a bonus equal to 0-200% (100% on-target) of his base salary. Also pursuant to his employment agreement, Mr. Burch was granted 125,000 shares of restricted stock on April 11, 2007, subject to the three-year performance condition under the 2007 LTIP. These shares of restricted stock granted were forfeited and cancelled upon his termination. Further, in connection with the termination of his employment, an agreement was entered into with Mr. Burch. Under this agreement Mr. Burch received the right to retain 250,000 unvested shares of restricted stock of which 125,000 vested on January 15, 2008 and the remaining 125,000 vested on March 15, 2008, subject to Mr. Burch not having breached any provision of the agreement entered into upon his termination or the remaining terms of his employment agreement with the Company. For accounting purposes this was treated by the Company as a new grant of 250,000 shares of restricted stock to a non-employee, and there was no positive incremental fair value computed in accordance with FAS 123(R).

(6)
Mr. Berkett is a participant in the Company's 2007 LTIP. Under the 2007 LTIP, on May 16, 2007, he was granted (i) 59,860 options which vest in equal installments on each of January 1, 2008, 2009, 2010, 2011 and 2012 and (ii) up to 34,496 restricted stock units, subject to the three-year performance condition under the 2007 LTIP. If the Minimum threshold is achieved, 8,624 restricted stock units will vest; if the On-target threshold is achieved, 17,248 restricted stock units will vest; and if the Maximum threshold is achieved, 34,496 restricted stock units will vest. Below the Minimum threshold, no restricted stock units will vest. On September 14, 2007, in connection with his appointment as acting chief executive officer of the Company, Mr. Berkett was granted 200,000 options in two tranches, the first vesting on September 14, 2007 and the second vesting in five equal installments on each of September 10, 2008, 2009, 2010, 2011 and 2012. The options were issued under the Virgin Media Inc. 2006 Stock Incentive Plan which uses the mid-market price of our common stock on the grant date as the exercise price. In February 2007, the Company modified the performance conditions relating to the restricted stock unit element of the 2006 LTIP. As a result of this modification, the increase in the incremental fair value relating to the performance-based restricted stock units under the 2006 LTIP was $42,853 as computed in accordance with FAS 123(R).

(7)
Mr. Berkett is entitled to a bonus equal to 0-200% of his base salary. Under the 2007 Bonus Scheme, as the Company did not achieve the Qualifying Gate, no bonus amount was paid nor will be payable under the 2007 Bonus Scheme to Mr. Berkett.

(8)
Mr. Kerrest is a participant in the Company's 2007 LTIP. Under the 2007 LTIP, he was granted (i) 46,480 options which vest in equal installments on each of January 1, 2008, 2009, 2010, 2011 and 2012 and (ii) up to 26,786 restricted stock units, subject to the three-year performance condition under the 2007 LTIP. If the Minimum threshold is achieved, 6,697 restricted stock units will vest; if the On-target threshold is achieved, 13,393 restricted stock units will vest; and if Maximum threshold is achieved, 26,786 restricted stock units will vest. Below the Minimum threshold, no restricted stock units will vest. The options were issued under the Virgin Media Inc. 2006 Stock Incentive Plan which uses the mid-market price of our common stock on the grant date as the exercise price. Mr. Kerrest excercised his right to terminate his employment with the Company, effective March 31, 2008. For details of the shares actually receieved by Mr. Kerrest, see "Potential Payments Upon Termination or Change of Control—Severence and Change in Control Benefits Provided Pursuant to Employment Agreements—Jacques D. Kerrest". In February 2007, the Company modified the performance conditions relating to the restricted stock unit element of the 2006 LTIP. As a result of this modification, the increase in the incremental fair value relating to the performance-based restricted stock units under the 2006 LTIP was $33,274 as computed in accordance with FAS 123(R).

(9)
Mr. Kerrest was entitled to a bonus equal to 0-150% (75% on-target) of his base salary. Under the 2007 Bonus Scheme, as the Company did not achieve the Qualifying Gate, no bonus amount was paid nor will be payable under the 2007 Bonus Scheme to Mr. Kerrest.

(10)
Mr. Hall is a participant in the Company's 2007 LTIP. Under the 2007 LTIP, he was granted (i) 45,070 options which vest in equal installments on each of January 1, 2008, 2009, 2010, 2011 and 2012 and (ii) up to 25,974 restricted stock units, subject to the three-year performance condition under the 2007 LTIP. If the Minimum threshold is achieved, 6,494 restricted stock units will vest; if the On-target threshold is achieved, 12,987 restricted stock units will vest; and if Maximum threshold is achieved, 25,974 restricted stock units will vest. Below the Minimum threshold, no restricted stock units will vest. The options were issued under the Virgin Media Inc. 2006 Stock Incentive Plan which uses the mid-market price of our common stock on the grant date as the exercise price. In February 2007, the Company modified the performance conditions relating to the restricted stock unit element of the 2006 LTIP. As a result of this modification, the increase in the incremental fair value relating to the performance-based restricted stock units was $30,249 as computed in accordance with FAS 123(R).

(11)
Mr. Hall is entitled to a bonus equal to 0-150% (75% on-target) of his base salary. Under the 2007 Bonus Scheme, as the Company did not achieve the Qualifying Gate, no bonus amount was paid nor will be payable under the 2007 Bonus Scheme to Mr. Hall.

(12)
Mr. Wall is a participant in the Company's 2007 LTIP. Under the 2007 LTIP, he was granted (i) 49,295 options which vest in equal installments on each of January 1, 2008, 2009, 2010, 2011 and 2012 and (ii) up to 28,410 restricted stock units, subject to the three-year performance condition under the 2007 LTIP. If the Minimum threshold is achieved, 7,103 restricted stock units will vest; if the On-target threshold is achieved, 14,205 restricted stock units will vest; and if the Maximum threshold is achieved, 28,410 restricted stock units will vest. Below the Minimum threshold, no restricted stock units will vest. The options were issued under the Virgin Media Inc. 2006 Stock Incentive Plan which uses the mid-market price of our common stock on the grant date as the exercise price. In February 2007, the Company modified the performance conditions relating to the restricted stock unit element of the 2006 LTIP. As a result of this modification, the increase in the incremental fair value relating to the performance-based restricted stock units was $35,289 as computed in accordance with FAS 123(R).

(13)
Mr. Wall is entitled to a bonus equal to 0-150% (75% on-target) of his base salary. Under the 2007 Bonus Scheme, as the Company did not achieve the Qualifying Gate, no bonus amount was paid nor will be payable under the 2007 Bonus Scheme to Mr. Wall.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

        The following table summarizes the equity awards we have made to each of our named executive officers which are outstanding at December 31, 2007. In addition to the performance and other conditions specified, vesting, unless accelerated, is subject to continued employment by the Company. Mr. Burch is no longer an executive officer of the Company.

	Option Awards						Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options Exercisable (#) (b)	Number of Securities Underlying Unexercised Options Unexercisable (#) (c)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)		Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(1) (#) (i)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(1) ($) (j)
James F. Mooney	270,898	—		—	6.00	03/27/2013	—		—	875,000	(2)	14,997,500
Stephen A. Burch	—	—		—	—	—	—		—	250,000	(3)	4,285,000
Neil A. Berkett	200,000 10,312 — 100,000	300,000 41,284 59,860 100,000	(4) (7) (8) (9)	— — — —	25.18 24.74 24.36 22.49	09/25/2015 07/05/2016 05/15/2017 09/13/2017	83,334 — — —	(5)	1,428,345 — — —	66,006 — — —	(6)	1,131,343 — — —
Jacques D. Kerrest	300,000 8,014 —	200,000 32,056 46,480	(10) (12) (13)	— — —	24.11 24.74 24.36	09/19/2014 07/05/2016 05/15/2017	— — —		— — —	51,252 — —	(11)	878,459 — —
Bryan H. Hall	150,000 12,904 7,285 50,000 —	— 19,358 29,140 100,000 45,070	(16) (17) (18) (19)	— — — — —	23.64 25.54 24.74 24.83 24.36	05/27/2014 04/27/2015 07/05/2016 12/07/2016 05/15/2015	45,000 — — — —	(14)	771,300 — — — —	59,431 — — — —	(15)	1,018,647 — — — —
Malcolm R. Wall	135,000 8,499 —	240,000 33,996 49,295	(20) (22) (24)	— — —	27.26 24.74 24.36	03/02/2016 07/05/2016 05/15/2017	— — —		— — —	83,334 54,358 —	(21) (23)	1,428,345 931,696 —

(1)
The values shown in columns (h) and (j) are based on the closing price of the Company's stock as at December 31, 2007 of $17.14 per share. We have assumed nil market or payout value if the exercise price of the option is greater than $17.14 per share.

(2)
Mr. Mooney has 875,000 shares of restricted stock which vest as to: 375,000 shares on April 30, 2009, subject to the satisfaction of the three-year performance condition under the Company's 2006 LTIP; 250,000 shares in equal installments on each of April 30, 2008 and 2009, subject to the satisfaction of performance conditions in relation to a list of objectives in respect of 2007 and 2008, respectively; and 250,000 shares in equal installments on each of April 30, 2008 and 2009, subject to the satisfaction of performance conditions in relation to group cash flow and EBITDA in respect of 2007 and 2008, respectively.

(3)
Mr. Burch has 250,000 shares of restricted stock which vested as to 125,000 shares on January 15, 2008 and 125,000 shares on March 15, 2008, subject to Mr. Burch not having breached any provision of the agreement entered into between him and Company upon the termination of his employment and the remaining terms of his employment agreement.

(4)
Mr. Berkett has 300,000 options which vest in equal installments over three years on each of September 26, 2008, 2009 and 2010.

(5)
Mr. Berkett has 83,334 shares of restricted stock which vest in equal installments over two years on March 16, 2008 and 2009.

(6)
Mr. Berkett has 31,510 restricted stock units granted to him under the Company's 2006 LTIP which vest in 2009 and 34,496 restricted stock units granted to him under the Company's 2007 LTIP which vest in 2010. Under the 2006 LTIP, 7,887 restricted stock units would vest if the Minimum threshold performance condition is achieved and a maximum of 31,510 restricted stock units would vest if the Maximum threshold performance condition is achieved. Under the 2007 LTIP, 8,624 restricted stock units would vest if the Minimum threshold performance condition is achieved and a maximum of 34,496 restricted stock units would vest if the Maximum threshold performance condition is achieved.

(7)
Mr. Berkett has 41,284 options which vest in equal installments over four years on each of January 1, 2008, 2009, 2010 and 2011.

(8)
Mr. Berkett has 59,860 options which vest in equal installments over five years on each of January 1, 2008, 2009, 2010, 2011 and 2012.

(9)
Mr. Berkett has 100,000 options which vest in equal installments over five years on each of September 10, 2008, 2009, 2010, 2011 and 2012.

(10)
Mr. Kerrest exercised his right to terminate his employment with the Company on March 31, 2008. He had 200,000 options which were due to vest in equal installments over two years on each of September 20, 2008 and 2009. The 100,000 options due to vest on September 20, 2008 were accelerated in accordance with the terms of Mr. Kerrest's employment agreement. The remaining 100,000 options were forfeited.

(11)
Mr. Kerrest had 24,466 restricted stock units granted to him under the Company's 2006 LTIP which vest in 2009 and 26,786 restricted stock units granted to him under the Company's 2007 LTIP which vest in 2010. Under the 2006 LTIP, 6,116 restricted stock units would vest if the Minimum threshold performance condition is achieved and a maximum of 24,466 restricted stock units would vest if the Maximum threshold performance condition is achieved. Under the 2007 LTIP, 6,697 restricted stock units would vest if the Minimum threshold performance condition is achieved and a maximum of 26,786 restricted stock units would vest if the Maximum threshold performance condition is achieved. Following the exercise by Mr. Kerrest of his right to terminate his employment with the Company, he will be entitled to receive a pro rata vesting of restricted stock units under the 2006 LTIP.

(12)
Mr. Kerrest had 32,056 options which were due to vest in equal installments over four years on each of January 1, 2008, 2009, 2010 and 2011 and 8,014 of these options vested on January 1, 2008. The remaining options were forfeited.

(13)
Mr. Kerrest had 46,480 options which were due to vest in equal installments over five years on each of January 1, 2008, 2009, 2010, 2011 and 2012 and 9,296 of these options vested on January 1, 2008. The remaining options were forfeited.

(14)
Mr. Hall has 45,000 shares of restricted stock which vest in equal installments over two years on March 15, 2008 and 2009.

(15)
Mr. Hall has 11,215 restricted stock units granted to him under the Company's 2005 LTIP, 22,242 restricted stock units granted to him under the Company's 2006 LTIP which vest in 2009 and 25,974 restricted stock units granted to him under the Company's 2007 LTIP which vest in 2010. The performance condition under the 2005 LTIP was not achieved and therefore 11,215 restricted stock units were forfeited and cancelled on February 6, 2008. Under the 2006 LTIP, 5,560 restricted stock units would vest if the Minimum threshold performance condition is achieved and a maximum of 22,242 restricted stock units would vest if the Maximum threshold performance condition is achieved. Under the 2007 LTIP, 6,487 restricted stock units would vest if the Minimum threshold performance condition is achieved and a maximum of 25,974 restricted stock units would vest if the Maximum threshold performance condition is achieved.

(16)
Mr. Hall has 19,358 options which vest in equal installments over three years on each of January 1, 2008, 2019 and 2010.

(17)
Mr. Hall has 29,140 options which vest in equal installments over four years on each of January 1, 2008, 2009, 2010 and 2011.

(18)
Mr. Hall has 100,000 options which vest in equal installments over two years on each of March 15, 2008 and 2009.

(19)
Mr. Hall has 45,070 options which vest in equal installments over five years on each of September 10, 2008, 2009, 2010, 2011 and 2012.

(20)
Mr. Wall has 240,000 options which vest in equal installments over four years on each of April 15, 2008, 2009, 2010 and 2011.

(21)
Mr. Wall has 83,334 shares of restricted stock which vest in equal installments over two years on each of March 1, 2008 and 2009, subject to the satisfaction of annual performance conditions. The performance conditions in respect of 2007 were not achieved and therefore 41,667 shares were forfeited and cancelled.

(22)
Mr. Wall has 33,996 options which vest in equal installments over four years on each of January 1, 2008, 2009, 2010 and 2011.

(23)
Mr. Wall has 25,948 restricted stock units granted to him under the Company's 2006 LTIP which vest in 2009 and 28,410 restricted stock units granted to him under the Company's 2007 LTIP which vest in 2010. Under the 2006 LTIP, 6,487 restricted stock units would vest if the Minimum threshold performance condition is achieved and a maximum of 25,948 restricted stock units would vest if the Maximum threshold performance condition is achieved. Under the 2007 LTIP, 7,103 restricted stock units would vest if the Minimum threshold performance condition is achieved and a maximum of 28,410 restricted stock units would vest if the Maximum threshold performance condition is achieved.

(24)
Mr. Wall has 49,295 options which vest in equal installments over five years on each of January 1, 2008, 2009, 2010, 2011 and 2012.

OPTION EXERCISES AND STOCK VESTED

        The following table summarizes, for each of the named executive officers listed, (1) stock option exercises during 2007, including the number of shares acquired on exercise and the value realized, and (2) restricted stock vestings that occurred during 2007, including the number of shares acquired on vesting and the value realized, each before payment of any applicable withholding tax and broker commissions.

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)
James F. Mooney(1)	—	—	249,164	6,007,962
Stephen A. Burch(2)	—	—	250,000	6,292,500
Neil A. Berkett(3)	—	—	41,666	1,039,150
Bryan H. Hall(4)	—	—	22,500	563,400
Malcolm R. Wall(5)	—	—	33,333	850,325

(1)
Mr. Mooney acquired the following number of shares on the vesting of restricted stock: 10,414 shares on January 16, 2007 with a mid-market share price of $25.30; 125,000 shares on April 30, 2007 with a mid-market share price of $25.49; and 113,750 shares on September 14, 2007 with a mid-market share price of $22.49.

(2)
Mr. Burch acquired the following number of shares on the vesting of restricted stock: 125,000 shares on January 16, 2007 with a mid-market share price of $25.30 and a further 125,000 shares on March 15, 2007 with a mid-market share price of $25.04.

(3)
Mr. Berkett acquired 41,666 shares on the vesting of restricted stock on March 16, 2007 with a mid-market share price of $24.94.

(4)
Mr. Hall acquired 22,500 shares on the vesting of restricted stock on March 15, 2007 with a mid-market share price of $25.04.

(5)
Mr. Wall acquired 33,333 shares on the vesting of restricted stock on March 1, 2007 with a mid-market share price of $25.51.

        These shares of restricted stock were issued under the Virgin Media 2006 Stock Incentive Plan which uses the mid-market price of the common stock on the vesting date to calculate the value realized from the restricted stock vesting.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

Severance and Change in Control Benefits Provided Pursuant to Employment Agreements

James F. Mooney

        Under his employment agreement, we are obligated to provide Mr. Mooney with the following severance payments and benefits upon termination of his employment under the indicated circumstances while the employment agreement is in effect:

  •
  Termination by the Company without cause: Earned but unpaid base salary and an amount equal to such reasonable and necessary business expenses incurred by Mr. Mooney prior to the termination date; base salary and bonus continuation for one year; as to two-thirds (or 750,000) of the shares of restricted stock granted to Mr. Mooney in connection with the amendment and restatement of his employment agreement with vesting based on annual performance conditions, accelerated vesting of that portion of the award that is due to vest within one year following the termination date and forfeiture of the balance; as to the remaining one-third (or 375,000) of the shares of restricted stock granted to Mr. Mooney with vesting based on three-year performance conditions, accelerated vesting of one-third with the compensation committee or the board of directors retaining the discretion to vest some or all of the balance; health insurance and life insurance according to our normal policies regarding these benefits; and travel expenses.

  •
  Termination for death or disability, cause, or by mutual agreement of the parties: Earned but unpaid base salary and an amount equal to such reasonable and necessary business expenses incurred by Mr. Mooney prior to the termination date.

        In addition, Mr. Mooney will be subject to non-competition and non-solicitation covenants that survive for twelve months following his termination of employment with us.

        Upon a change in control of the Company, two-thirds (or 750,000) of the shares of restricted stock granted to Mr. Mooney with vesting based on annual performance conditions will vest immediately. The remaining one-third (or 375,000) shares of restricted stock with vesting based on three-year performance conditions vest as follows: 250,000 shares of restricted stock would have vested if the change in control had occurred during 2007, with the compensation committee or board of directors having the discretion to vest all or any part of the additional shares; and 375,000 shares of restricted stock will vest if the change in control occurs in 2008.

        Mr. Mooney has 270,898 vested options and does not have any unvested options. Upon a termination without cause, Mr. Mooney would have three months from the termination date to exercise his vested options. Upon a termination for cause, Mr. Mooney's vested options would be forfeited. Upon death or disability, Mr. Mooney or his estate would have one year to exercise his vested options.

        The following table sets forth the estimated aggregate amount of the payments discussed above assuming a termination or change in control date of December 31, 2007, the last business day in 2007, and a closing share price of $17.14 per share on December 31, 2007.

Benefit(1)	Termination without Cause ($)		Termination for Cause ($)	Death or Disability/By Mutual Agreement ($)	Change in Control/ Acceleration Event ($)
Severance Payment	1,250,000	(2)	—	—	1,250,000	(2)
Restricted Stock	6,427,500	(3)	—	—	12,855,000	(4)
Options	—		—	—	—

(1)
Mr. Mooney would be entitled to base salary, accrued and unpaid vacation, and contractual benefits to the termination date.

(2)
Mr. Mooney would be entitled to one year of his base salary of $1,250,000. As the Qualifying Gate was not achieved, Mr. Mooney would not be entitled to any bonus payment under the 2007 Bonus Scheme.

(3)
Assuming the performance conditions are met, Mr. Mooney's 250,000 shares of performance-based restricted stock with performance conditions based on the 2007 fiscal year and 125,000 shares (or one-third) of his performance-based restricted stock subject to three-year performance conditions would vest. The remaining shares would be forfeited.

(4)
Upon an Acceleration Event (as such term is defined in the Virgin Media 2006 Stock Incentive Plan), Mr. Mooney's 500,000 unvested shares of restricted stock based on annual performance conditions for 2007 and 2008 would vest and 250,000 shares (or two-thirds) of his performance-based restricted stock subject to three-year performance conditions would vest. Each of the compensation committee and the board has the discretion to vest the remaining unvested shares of restricted stock.

Neil A. Berkett

        Under his employment agreement, we are obligated to provide Mr. Berkett with the following severance payments and benefits upon termination of his employment under the indicated circumstances:

  •
  Termination other than cause and in lieu of the notice period: Base salary, car and fuel allowance, medical and dental premiums and holiday pay, pension contributions, and the Company will have the discretion to pay to Mr. Berkett a pro rata amount of his annual bonus. The notice period for a termination by the Company is twelve months and for a termination by Mr. Berkett is six months.

  •
  Termination for cause: Earned but unpaid salary and benefits.

        Mr. Berkett will be subject to non-competition and non-solicitation covenants that survive for eighteen months following his termination of employment with us.

        If a change of control occurs, all of Mr. Berkett's stock options will become fully vested and all of the shares of restricted stock granted to Mr. Berkett with his employment agreement will become fully vested. If, within one year following the change of control, Mr. Berkett's employment is terminated without cause, he will be entitled to a lump-sum payment equal to two times his base salary. No other termination payments will apply.

        Mr. Berkett has 310,321 vested options and 501,144 unvested options. Upon a termination without cause, Mr. Berkett would have three months from the termination date to exercise his vested options. Upon a termination for cause, Mr. Berkett's vested and unvested options would be forfeited. Upon death or disability, Mr. Berkett or his estate would have one year to exercise his vested options.

        Upon cessation of employment for whatever reason or upon a change in control, Mr. Berkett's unvested 66,006 restricted stock units would be forfeited.

        The following table sets forth the estimated aggregate amount of the payments discussed above assuming a termination or change in control date of December 31, 2007, the last business day in 2007, and a closing share price of $17.14 per share on December 31, 2007. All amounts in this table payable in pounds sterling have been translated into U.S. dollars at a rate of $2.0017 per £1.00.

Benefit(1)	Termination other than Cause and in Lieu of the Notice Period ($)		Termination for Cause ($)	Death or Disability ($)	Change in Control/ Acceleration Event ($)
Severance Payment	1,129,194	(2)	—	—	1,701,445	(3)
Restricted Stock	—		—	—	1,428,345	(4)
Options	—		—	—	—	(5)
Restricted Stock Units	—		—	—	—

(1)
Mr. Berkett would be entitled to base salary, accrued and unpaid vacation, and contractual benefits to the termination date.

(2)
The Company is required to give Mr. Berkett twelve months' notice of his termination or may pay Mr. Berkett in lieu of notice. Mr. Berkett would be entitled to his base salary for the notice period, plus contractual benefits such as car and fuel allowance, pension contribution, medical and dental premiums and holiday pay. The amount included in the table is based on Mr. Berkett's 2007 compensation.

(3)
Assuming Mr. Berkett is terminated without cause within one year of a change in control, Mr. Berkett would be entitled to two times his base salary of £425,000.

(4)
Upon an Acceleration Event in 2007, Mr. Berkett's 83,334 unvested shares of restricted stock would vest.

(5)
As the exercise prices of Mr. Berkett's unvested options are greater than the closing share price on December 31, 2007, we have assumed that these options would not be exercised.

Bryan H. Hall

        Under his employment agreement, we are obligated to provide Mr. Hall with the following severance payments and benefits upon termination of his employment under the indicated circumstances:

  •
  Termination without cause or constructive termination without cause: Earned but unpaid annual base salary and cash bonus and, upon the execution of a general release of claims in favor of the Company, a lump-sum severance payment equal to three times his annual base salary and continued medical benefits for one year from the date of termination.

  •
  Termination by the Company for cause or upon termination by Mr. Hall with 30 days' notice (other than a constructive termination without cause): Earned but unpaid base salary and benefits.

  •
  Termination for death or disability: Earned but unpaid base salary and benefits plus death or disability pursuant to the plans and programs of the Company.

  •
  Termination upon non-renewal of term: Upon the execution of a general release of claims in favor of the Company, Mr. Hall would be entitled to a lump-sum severance payment equal to one-half of his annual base salary. Mr. Hall would also be entitled to receive an additional one month of base salary for each month that he remains unemployed following the end of the six-month period following termination, up to an additional six months of base salary.

        Mr. Hall would be subject to non-competition and non-solicitation covenants that survive for eighteen months following his termination of employment with us.

        The agreement provides that if within one year following the change of control he was terminated without cause, the termination would be considered a constructive termination without cause and he would be entitled to a lump-sum payment equal to three times his base salary. If a change of control occurred, all of Mr. Hall's stock options and restricted stock would become fully vested.

        Mr. Hall has 220,189 vested options and 193,568 unvested options. Upon a termination without cause, Mr. Hall would have three months from the termination date to exercise his vested options. Upon a termination for cause, Mr. Hall's vested and unvested options would be forfeited. Upon death or disability, Mr. Hall or his estate would have one year to exercise his vested options.

        Upon cessation of employment for whatever reason or upon a change in control, Mr. Hall's unvested 59,431 restricted stock units would be forfeited.

        The following table sets forth the estimated aggregate amount of the payments discussed above assuming a termination or change in control date of December 31, 2007, the last business day in 2007, and a closing share price of $17.14 per share on December 31, 2007. All amounts in this table payable in pounds sterling have been translated into U.S. dollars at a rate of $2.0017 per £1.00.

Benefit(1)	Termination without Cause ($)		Death or Disability ($)	Non-renewal of Term ($)		Termination for Cause ($)	Change in Control/ Acceleration Event ($)
Severance Payment	1,979,281	(2)	—	659,760	(3)	—	1,979,281	(4)
Restricted Stock	—		—	—		—	771,300	(5)
Options	—		—	—		—	—	(6)
Restricted Stock Units	—		—	—		—	—

(1)
Mr. Hall would be entitled to base salary, accrued and unpaid vacation, and contractual benefits to the termination date.

(2)
Mr. Hall would be entitled to three times his base salary of £329,600.

(3)
Mr. Hall would entitled to one-half of his annual base salary and an additional one month of base salary for each month that he remains unemployed following the end of the six-month period after termination up to a maximum of one times his annual base salary of £329,600.

(4)
If Mr. Hall is terminated without cause within one year of a change in control, it would be considered a constructive termination without cause and he would be entitled to three times his annual base salary of £329,600.

(5)
Upon an Acceleration Event, Mr. Hall's 45,000 unvested shares of restricted stock would vest.

(6)
As the exercise prices of Mr. Hall's unvested options are greater than the closing share price on December 31, 2007, we have assumed that these options would not be exercised.

Malcolm R. Wall

        Under his employment agreement, we are obligated to provide Mr. Wall with the following severance payments and benefits upon termination of his employment under the indicated circumstances:

  •
  Termination other than cause and in lieu of the notice period: Base salary, car allowance, pension and executive retirement scheme contributions, and a pro rata amount of his annual bonus. The notice period for a termination by the Company is twelve months and for a termination by Mr. Wall is twelve months.

  •
  Termination for cause: Earned but unpaid salary and benefits.

        Mr. Wall will be subject to non-competition and non-solicitation covenants that survive for twelve months following his termination of employment with us.

        If a change of control occurs, all of Mr. Wall's stock options will become fully vested and all of the shares of restricted stock granted to Mr. Wall with his employment agreement will become fully vested.

        Mr. Wall has 143,499 vested options and 323,291 unvested options. Upon a termination without cause, Mr. Wall would have three months from the termination date to exercise his vested options. Upon a termination for cause, Mr. Wall's vested and unvested options would be forfeited. Upon death or disability, Mr. Wall or his estate would have one year to exercise his vested options.

        Upon cessation of employment for whatever reason or upon a change in control, Mr. Wall's unvested 54,358 restricted stock units would be forfeited.

        The following table sets forth the estimated aggregate amount of the payments discussed above assuming a termination or change in control date of December 31, 2007, the last business day in 2007, and a closing share price of $17.14 per share on December 31, 2007. All amounts in this table payable in pounds sterling have been translated into U.S. dollars at a rate of $2.0017 per £1.00.

Benefit(1)	Termination other than Cause and in Lieu of the Notice Period ($)		Termination for Cause ($)	Death or Disability ($)	Change in Control/ Acceleration Event ($)
Severance Payment	843,416	(2)	—	—	—
Restricted Stock	—		—	—	1,428,345	(3)
Options	—		—	—	—	(4)
Restricted Stock Units	—		—	—	—

(1)
Mr. Wall would be entitled to base salary, accrued and unpaid vacation, and contractual benefits to the termination date.

(2)
The Company is required to give Mr. Wall twelve months' notice of his termination or may pay Mr. Wall in lieu of notice. Mr. Wall would be entitled to his base salary for the period, plus contractual benefits such as car allowance, pension contribution, medical and dental premiums and accrued and unpaid vacation to the termination date. The amount included in the table is based on Mr. Wall's 2007 compensation.

(3)
Upon an Acceleration Event (as such term is defined in the Virgin Media 2006 Stock Incentive Plan) in 2007, Mr. Wall's 83,334 unvested shares of restricted stock would vest.

(4)
As the exercise prices of Mr. Wall's unvested options are greater than the closing share price on December 31, 2007, we have assumed that these options would not be exercised.

Jacques D. Kerrest

        The Company and Mr. Kerrest agreed to an extension of his employment agreement on December 18, 2007. In the extension agreement, Mr. Kerrest had the right to terminate his employment and Mr. Kerrest exercised this right, effective March 31, 2008. Consistent with the provisions of his employment agreement, Mr. Kerrest is entitled to a lump-sum payment equal to fifteen calendar months of base salary (or $850,473) as consideration for his execution of a general release. Mr. Kerrest is entitled to a pro rata payment in respect of the 2008 Bonus Scheme and a pro rata vesting of restricted stock units subject to the achievement of the performance conditions under the 2006 LTIP. Mr. Kerrest also received accelerated vesting of 100,000 options that were scheduled to vest in September 2008. His remaining unvested options and restricted stock units were forfeited. In addition, Mr. Kerrest is entitled to continued medical benefits under the terms of the Company's plans for fifteen months. Mr. Kerrest is subject to non-competition and non-solicitation covenants that survive for eighteen months following his termination of employment with us.

        Pursuant to his employment agreement (as extended by the extension agreement dated December 18, 2007), we were obligated to provide Mr. Kerrest with the following severance payments and benefits upon termination of his employment under the indicated circumstances:

  •
  Termination without cause or constructive termination without cause: Earned but unpaid annual base salary and cash bonus and, upon the execution of a general release of claims in favor of the Company, a lump-sum severance payment equal to three times his annual base salary, or, if the termination took place on or after March 31, 2008, a lump-sum severance payment equal to fifteen calendar months of base salary.

  •
  Termination by the Company for cause or upon termination by Mr. Kerrest with 30 days' notice (other than a constructive termination without cause): Earned but unpaid base salary and benefits.

  •
  Termination for death or disability: Earned but unpaid base salary and benefits plus death or disability pursuant to the plans and programs of the Company.

  •
  Termination upon non-renewal of term or upon exercise by Mr. Kerrest of his right to terminate his employment: Upon the execution of a general release of claims in favor of the Company, Mr. Kerrest was entitled to a lump-sum severance payment equal to one-half of his annual base salary. Mr. Kerrest was also entitled to receive an additional one month of base salary for each month that he remains unemployed following the end of the six-month period following termination, up to an additional six months of base salary, or, if the termination by the Company took place on or after March 31, 2008 or by Mr. Kerrest on or after March 1, 2008 on 30 days' notice, a lump-sum severance payment equal to fifteen calendar months of base salary.

        The agreement provided that if a change of control occurred, all of Mr. Kerrest's stock options would become fully vested. It further provided that if within one year following the change of control he was terminated without cause, the termination would be considered a constructive termination without cause and he would be entitled to a lump-sum payment equal to three times his base salary or, if the termination took place on or after March 31, 2008, a lump-sum severance payment equal to fifteen calendar months of base salary.

        Mr. Kerrest had 308,014 vested options and 278,536 unvested options as of December 31, 2007. Upon a termination without cause, Mr. Kerrest would have had three months from the termination date to exercise his vested options. Upon a termination for cause, Mr. Kerrest's vested and unvested options would be forfeited. Upon death or disability, Mr. Kerrest or his estate would have had one year to exercise his vested options.

        Upon cessation of employment for whatever reason or upon a change in control, Mr. Kerrest's 26,786 unvested restricted stock units would be have been forfeited.

Stephen A. Burch

        Mr. Burch's employment terminated by mutual agreement on August 21, 2007 and, in connection with the termination, we entered into an agreement with Mr. Burch. Under the agreement and upon the execution of a general release in favor of the Company, Mr. Burch was paid $1,500,000, representing two times his base salary, which is the amount he would have received had his contract been terminated without cause. Mr. Burch also received the right to retain:

  •
  250,000 vested shares of restricted stock; and

  •
  250,000 unvested shares of restricted stock; 125,000 of such unvested shares vesting on the earlier of January 15, 2008 and the day on which a change in control occurs and the remaining 125,000 of such unvested shares vesting on the earlier of March 15, 2008 and the day on which a change in control occurs, in each case so long as, prior to the applicable date of vesting, Mr. Burch had not breached any provision of the agreement entered into between him and the Company or the restrictive covenants under his employment agreement between us and Mr. Burch.

        Mr. Burch forfeited 625,000 unvested shares of restricted stock and all rights thereto. In addition, Mr. Burch was subject to non-competition and non-solicitation covenants that survive for eighteen months following termination of employment.

        Pursuant to his employment agreement, we were obligated to provide Mr. Burch with the following severance payments and benefits upon termination of his employment under the following circumstances:

  •
  Termination by the Company without cause or constructive termination without cause: Earned but unpaid annual base salary and cash bonus and, upon the execution of a general release of claims in favor of the Company, a lump-sum severance payment equal to two times his annual base salary.

  •
  Termination by the Company for cause: Earned but unpaid base salary and benefits.

  •
  Termination for death or disability: Death or disability benefits (as applicable) pursuant to the plans, programs, policies and arrangements of the Company affiliated group as are then in effect with respect to executive officers.

  •
  Termination upon non-renewal of term: Mr. Burch's employment agreement provided that his employment would end on December 31, 2008 unless he and the Company agreed otherwise. In such event, upon the execution of a general release of claims in favor of the Company, Mr. Burch would have been entitled to a lump-sum severance payment equal to one-half of his annual base salary. Mr. Burch would also have been entitled to receive an additional one month of base salary for each month that he remains unemployed following the end of the six-month period after termination, up to an additional six months of base salary. In addition, Mr. Burch would be entitled to his full bonus for the 2008 fiscal year.

        If a change of control had occurred, all of Mr. Burch's shares of restricted stock would have become fully vested.

RELATED PARTY TRANSACTIONS

Review, Approval or Ratification of Transactions with Related Persons

        We review relationships and transactions in which we and our significant stockholders, directors and executive officers or their immediate family members are participants. In 2007, we and our board of directors adopted a formal written related party transaction policy which requires the audit committee to review and, if appropriate, to approve or ratify any such transactions. Pursuant to the policy, the audit committee will review any transaction or series of transactions in which we are or will be a participant and the amount involved exceeds $120,000, and in which any of our directors or executive officers or a nominee for director, or any person who is known to the Company to be the beneficial owner of more than 5% of the Company's common stock, or any immediate family member of any of the foregoing persons, or any firm, corporation or other entity in which any of the foregoing persons is employed or is a general partner or principal or in which such person has a 10% or greater beneficial ownership interest, had, has or will have a direct or indirect material interest, excluding certain exempt transactions. After its review the audit committee will only approve or ratify those transactions that are in, or are not inconsistent with, the best interests of the Company and its stockholders, as the audit committee determines in good faith.

Related Party Transactions

        The following are the related parties with which we have entered into transactions involving amounts in excess of $120,000 as described below. The transactions have been approved or ratified by either our audit committee or our board of directors. The revenue and expense figures below are net of value added tax, or VAT, and have been translated into U.S. dollars at a rate of $2.0017 per £1.00.

Virgin Group Companies

        Virgin Entertainment Investment Holdings Limited, or VEIH, became a holder of our common stock on July 4, 2006 as a result of our acquisition of Virgin Mobile on that date. As of December 31, 2007, VEIH, which is indirectly owned by trusts whose principal beneficiaries are Sir Richard Branson and members of his family, owned 10.5% of our common stock. We have entered into various ordinary course transactions with other Virgin Group companies. The transactions described below are those in which affiliates of VEIH had a material interest, whether direct or indirect.

Trademark License Agreement with Virgin Enterprises Limited

        On April 3, 2006, we entered into a trademark license agreement with Virgin Enterprises Limited, or VEL, under which we are entitled to use the Virgin Media name and to use certain Virgin trademarks within the United Kingdom and Ireland. The license entitles us to use the "Virgin" name for the TV, broadband internet, telephone and mobile phone services we provide to our residential customers, as well as the acquisition and branding of sports, movies and other premium television content and the sale of certain communications equipment, such as set top boxes and cable modems. The agreement provides for a royalty of 0.25% per annum of our revenue from the relevant businesses, subject to a minimum annual royalty of £8.5 million (or $17.01 million). The agreement has a 30-year term. It can be terminated after 10 years on one year's notice, and is subject to earlier termination by us in certain other circumstances, including (subject to specified payments) upon a change of control. We incurred royalties owed to VEL of £8.5 million (or $17.01 million) in 2007.

        With effect from February 8, 2007, we extended the trademark license agreement to permit our content subsidiary, formerly known as Flextech Television Limited, to use the "Virgin Media Television" name and marks. The agreement provides for a royalty of 0.25% per annum of Virgin Media TV's revenue, subject to a minimum annual royalty of £200,000 (or $400,340). We incurred royalties owed to VEL of £218,000 (or $436,371) in 2007 under this aspect of the license agreement. This agreement includes a permission for our business services division, which does not trade under the "Virgin" name, but rather under the name ntl:Telewest Business, to make certain non-material incidental use of the "Virgin" name and the "virginmedia.co.uk" email address for those of our employees who work within that division, for a period of 12 months to February 8, 2008. On February 12, 2008, VEL agreed to extend this arrangement for a further 6 months to August 8, 2008. These arrangements provide for a royalty of £100,000 (or $200,170) for the initial 12 months of usage, followed by a royalty of £50,000 (or $100,085) for the further 6 months' usage. We incurred royalties owed to VEL of £89,315 (or $178,782) in 2007 in respect of this aspect of the license agreement.

        With effect from October 1, 2007, we further extended the trademark license agreement to use the "Virgin" name for our recently launched television channel, Virgin 1. The agreement provides for a royalty of 0.5% per annum of revenues we receive with respect to Virgin 1, subject to a minimum annual royalty of £100,000 (or $200,170). We incurred royalties owed to VEL of £25,000 (or $50,043) in 2007 under this license agreement.

Service Agreement with Virgin Retail Limited

        We had agreements with Virgin Retail Limited, or VRL, relating to sales of our communications services (notably mobile telephony, but expanding to include internet, television and fixed line telephony), through the various Virgin Megastores. On September 17, 2007, Virgin Group sold its interest in Virgin Megastores and VRL ceased to be a related party. We incurred expenses of £2.3 million (or $4.6 million) during the period to September 2007 under these agreements. As part of the agreements, VRL passed through proceeds on sales of handsets, vouchers and other stock items to us. We recognized revenues from these agreements totaling approximately £6.5 million (or $13.01 million) during the period to September 2007.

Service Agreement with Virgin Group Investments Limited

        We also have an agreement with Virgin Group Investments Limited, Sir Richard Branson's employer, and Virgin Management Limited, relating to personal public appearances by Sir Richard to promote us and our services. We are obligated to pay an annual fee of £100,000 (or $200,170) under this agreement.

Other Ordinary Course Agreements with VEIH and VEL Affiliates

        We have entered into a number of agreements with VEL affiliates in the ordinary course of business. These include the following:

  (i)
  a license from Voyager Group Limited, an affiliate of VEL, to occupy the 5th Floor, The Communications Building, 48 Leicester Square, London, in return for which we pay a license fee. This space was occupied by Virgin Mobile prior to our acquisition of that company. We incurred expenses of approximately £466,000 (or $932,792) in 2007 under this agreement; and

  (ii)
  a telecommunications services agreement with Virgin Atlantic Airways and Virgin Holidays. These contracts were entered into prior to VEL acquiring its interest in us. We had aggregate revenues of approximately £960,000 (or $1,921,632) in 2007 under these contracts.

Sales Promotions with Virgin Games

        In 2006, we entered into promotional arrangements whereby the products and services of Virgin Games, a division of Virgin.com Limited, are promoted on our internet portal at www.virginmedia.com. We received payments of approximately £158,000 (or $316,269) from Virgin Games in 2007 in connection with these arrangements.

Advertising on Virgin Media TV Channels

        In 2007, various Virgin Group companies advertised on our Virgin Media TV channels through their media agencies generating revenue to us of approximately £1.5 million (or $3 million).

Sparrowhawk Media

        We carry a number of television channels on our cable platform owned by Sparrowhawk Media ("Sparrowhawk"). David Elstein, who was an independent director on our board of directors and a member of our audit committee, was acting CEO of Sparrowhawk for the period from February 12, 2007 through to the sale of Sparrowhawk to NBC Universal in October 2007. For the year ended December 31, 2007, we recognized expenses totaling approximately £2.2 million (or $4.4 million) in relation to these agreements.

Eden McCallum Limited

        In 2007, we engaged Eden McCallum Limited ("Eden McCallum"), a consulting firm, to provide consultancy services relating to the rebrand to Virgin Media, the development of a new sales organization and the development of an existing customer pricing strategy. Dena McCallum, who is the wife of our director Gordon McCallum, is the Joint Managing Director of Eden McCallum Limited and is one of its main shareholders. We incurred consultancy expenses in 2007 under these arrangements totaling approximately £326,000 (or $652,554).

PRINCIPAL STOCKHOLDERS

        The following table sets forth, as of March 31, 2008, except as otherwise indicated in the footnotes to the table, information regarding the beneficial ownership of our common stock by:

  •
  each person who is known by us to be the beneficial owner of more than 5% of our outstanding common stock;

  •
  each of our present directors;

  •
  each of our present executive officers;

  •
  each executive officer named in the "Summary Compensation Table"; and

  •
  all of our present directors and executive officers as a group.

        Except as otherwise indicated, the person or entities listed below have sole voting and investment power with respect to all shares of our common stock beneficially owned by them, except to the extent that power may be shared with a spouse. Unless otherwise indicated, the address for each individual listed below is 909 Third Avenue, Suite 2863, New York, New York 10022.

	Amount and Nature of Beneficial Ownership(1)
Name	Common Stock	Warrants	Total	Percent Beneficially Owned(1)
5% Stockholders:
Virgin Entertainment Investment Holdings Limited(2)	34,260,959	0	34,260,959	10.4%
Ameriprise Financial, Inc.(3)	33,858,653	0	33,858,653	10.3%
Franklin Mutual Advisers, LLC(4)	30,319,205	0	30,319,205	9.2%
SRM Fund Management (Cayman) Limited(5)	29,795,200	0	29,795,200	9.1%
France Télécom(6)	0	17,797,362	17,797,362	5.4%
Glenview Capital Management, LLC(7)	16,417,144	0	16,417,144	5.0%
Present Directors:
Edwin M. Banks(8)	327,496	0	327,496	Under 1%
Jeffrey D. Benjamin(9)	409,890	0	409,890	Under 1%
Neil A. Berkett(10)	499,452	0	499,452	Under 1%
William R. Huff(11)	13,053,381	0	13,053,381	4.0%
Gordon D. McCallum(12)	93,750	0	93,750	Under 1%
James F. Mooney(13)	1,496,584	0	1,496,584	Under 1%
George R. Zoffinger(14)	312,500	0	312,500	Under 1%
Present Executive Officers that are not Directors:
Andrew Barron	0	0	0	Nil
Robert C. Gale(15)	110,927	0	110,927	Under 1%
Charles K. Gallagher(16)	325,123	0	325,123	Under 1%
Bryan H. Hall(17)	399,105	0	399,105	Under 1%
Mark Schweitzer	0	0	0	Nil
Malcolm R. Wall(18)	337,548	0	337,548	Under 1%
J. Howard Watson(19)	130,984	0	130,984	Under 1%
Additional executive officers named in "Summary Compensation Table":
Jacques D. Kerrest(20)	386,576	0	386,576	Under 1%
Stephen A. Burch(21)	173,674	0	173,674	Under 1%
All Present Directors and Executive Officers as a Group (14 persons):	17,496,740	0	17,496,740	5.3%

(1)
Applicable percentage of beneficial ownership is based on 328,011,216 shares of common stock outstanding as of March 31, 2008.

(2)
The information concerning Virgin Entertainment Investment Holdings Limited ("VEIHL") is based solely upon a Schedule 13D/A filed by Virgin Management Ltd. with the SEC on June 7, 2007. The address of VEIHL is La Motte Chambers, St. Helier, Jersey, JE1 1BJ, Channel Islands. The Schedule 13D/A was jointly filed by: (i) Deutsche Bank Trustee Services (Guernsey) Limited, a company governed under the laws of Guernsey, in its capacity as Trustee, and on behalf, of The Virgo Trust, The Libra Trust, The Jupiter Trust, The Mars Trust, The Venus Trust, The Leo Trust and The Gemini Trust, trusts governed under the laws of England and Wales; Abacus (C.I.) Limited, a company governed under the laws of Jersey, in its capacity as Trustee, and on behalf, of The Aquarius Trust, The Aries Trust, The Capricorn Trust, The Pisces Trust and The Saturn Trust, trusts governed under the laws of England and Wales; (ii) Cougar Investments Limited ("Cougar"), a Jersey company; (iii) Plough Investments Limited ("Plough"), a Jersey company; (iv) Sir Richard Charles Nicholas Branson ("Richard Branson"), a citizen of the United Kingdom; (v) Gamay Holdings Limited ("Gamay"), a British Virgin Islands holding company; (vi) Virgin Group Holdings Limited ("VGHL); (vii) Corvina Holdings Limited ("Corvina"), a British Virgin Islands corporation; and (viii) VEIHL, a British Virgin Islands holding company (collectively the "Virgin Group Reporting Persons"). Each of the Virgin Group Reporting Persons other than VEIHL does not directly own any shares of our common stock. Each of the Virgin Group Reporting Persons, however, has the ability to direct the management, business and affairs of its wholly-owned subsidiary, including with respect to the voting, or disposal, of our common stock held by VEIHL. VEIHL, which directly holds the shares of our common stock, has the direct power to vote and dispose of such shares. On June 5, 2007, VEIHL entered into a prepaid collar arrangement (the "Collar Arrangement") with an unaffiliated third party buyer pursuant to which VEIHL wrote a covered call option and purchased a put option over 12,847,860 shares of common stock. Only one of the options can be in the money on June 5, 2009, or an earlier date if the parties agree to terminate the prepaid collar arrangement early (the "Expiration Date"), at which time the in-the-money option will be exercised (and, if it is the call option, settled in cash or in shares of common stock or, if it is the put option, settled in cash), and the other option will expire. If neither option is in the money on the Expiration Date, both options will expire. As part of the transaction, VEIHL has also received a prepayment of $224,872,294 (the "Prepayment Amount"), equal to the net present value of the amount that may be payable to VEIHL under the put option. This Prepayment Amount will be repayable by VEIHL on the Expiration Date. VEIHL has pledged 12,847,860 shares of common stock (the "Pledged Shares") to secure its obligations under the prepaid collar arrangement. VEIHL will retain voting rights and rights to ordinary dividends under the Pledged Shares during the term of the pledge. The amount of cash (or number of shares of common stock) to be delivered on the Expiration Date will be determined based upon the volume weighted average price of common stock on the 20 trading days immediately preceding the Expiration Date of the prepaid collar arrangement (the "Settlement Price"). The prepaid collar arrangement has a floor price of $19.68 (the "Floor Price") and a cap price of $31.98 (the "Cap Price"). If the Settlement Price is greater than the Cap Price on the Expiration Date, VEIHL will deliver cash (or shares of common stock) equal to the difference between the Settlement Price and the Cap Price multiplied by the number of shares of common stock underlying the prepaid collar arrangement. If the Settlement Price is less than the Floor Price on the Expiration Date, VEIHL will receive cash equal to the difference between the Floor Price and the Settlement Price multiplied by the number of shares of common stock underlying the prepaid collar arrangement. The default method of settlement under the prepaid collar arrangement is cash settlement rather than physical settlement.

(3)
The information concerning Ameriprise Financial, Inc. is based solely upon a Schedule 13G/A filed by Ameriprise Financial, Inc. with the SEC on February 13, 2008. The address of Ameriprise Financial, Inc. is 145 Ameriprise Financial Center, Minneapolis, Minnesota 55474.

(4)
The information concerning Franklin Mutual Advisers, LLC is based solely upon a Schedule 13D filed by Franklin Mutual Advisers, LLC with the SEC on May 10, 2007. The address of Franklin Mutual Advisers, LLC is 51 John F. Kennedy Parkway, Short Hills, New Jersey 07078. Franklin

  Mutual Advisers is an investment advisor registered under the Investment Advisers Act of 1940. Franklin Mutual Advisers is the investment advisor to investment companies or other managed accounts which are the beneficial owners of shares of our common stock. Pursuant to investment advisory agreements between Franklin Mutual Advisers and its advisory clients, Franklin Mutual Advisers is vested with all investment and voting power with respect to these shares.

(5)
The information concerning SRM Fund Management (Cayman) Limited is based solely upon a Schedule 13D/A filed by Alston & Bird LLP with the SEC on January 16, 2008. The address of SRM Fund Management (Cayman) Limited is PO Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands. The Schedule 13D/A was filed jointly by (i) SRM Global Master Fund Limited Partnership (the "Master Fund"), an exempted limited partnership established in the Cayman Islands, which is principally engaged in making investments in a broad range of assets; (ii) SRM Global Fund General Partner Limited (the "General Partner"), an exempted company incorporated with limited liability in the Cayman Islands, which is principally engaged in the business of serving as the general partner of the Master Fund; (iii) SRM Fund Management (Cayman) Limited (the "Investment Manager") an exempted company incorporated with limited liability in the Cayman Islands, which is principally engaged in the business of serving as the investment manager of the Master Fund with respect to the assets directly owned by the Master Fund and the Master Fund's day-to-day operation; and (iv) Jonathan Wood, a director and majority owner of the Investment Manager.

(6)
The information concerning France Télécom is based solely upon a Schedule 13G filed by France Télécom with the SEC on March 12, 2003. The address of France Télécom is 6 Place d'Allerby, 75505 Paris, Cedex 15, France. France Télécom holds Series A warrants exercisable for 17,797,362 shares of our common stock through its indirect wholly owned subsidiary Rapp 26, a société anonyme organized under the laws of France. Our Series A warrants currently are exercisable at a price of $105.17 per share.

(7)
The information concerning Glenview Capital Management, LLC is based solely upon a Schedule 13G/A filed by Glenview Capital Management, LLC with the SEC on February 14, 2008. The address of Glenview Capital Management, LLC is 767 Fifth Avenue, 44th Floor, New York, NY 10153. The Schedule 13G/A was jointly filed by Glenview Capital Management, LLC and Lawrence M. Robbins.

(8)
Includes 14,996 shares of common stock and options to purchase 312,500 shares of common stock that are exercisable within 60 days after the date hereof.

(9)
Includes 97,390 shares of common stock and options to purchase 312,500 shares of common stock that are exercisable within 60 days after the date hereof.

(10)
Includes 59,165 shares of common stock, 41,667 time-based shares of restricted stock held in escrow, 66,006 performance-based restricted stock units, and options to purchase 332,614 shares of common stock that are exercisable within 60 days after the date hereof.

(11)
The information concerning W. R. Huff Asset Management Co., L.L.C. ("Huff Asset Management") is based solely upon a Form 13F filed by Huff Asset Management with the SEC on February 14, 2008. Mr. Huff, one of our directors, is the principal and president of Huff Asset Management. Mr. Huff possesses sole power to vote and direct the disposition of all of our securities held by or on behalf of Huff Asset Management, a Delaware limited liability company, and certain other limited partnerships and limited liability companies affiliated with Huff Asset Management (together with Huff Asset Management, the "Huff Entities") for their clients and/or on behalf of separately managed accounts (collectively, the "Huff Accounts"), subject to internal screening and other securities law compliance procedures. Huff Asset Management is an investment manager with discretionary authority over separate accounts that own the shares. The Huff Accounts have been issued and/or have acquired, in the aggregate, 12,740,881 shares of our common stock (the "Huff Shares"). Mr. Huff individually holds options to purchase 312,500 shares of common stock that are exercisable within 60 days after the date hereof. Thus, for the purposes of Reg. Section 240,13d-3, Mr. Huff is deemed to beneficially own 13,053,381 shares, or approximately 4% of our shares outstanding. Mr. Huff's interest in the Huff Shares is limited to his pecuniary interest in the Huff Entities and for the Huff Accounts.

(12)
Includes options to purchase 93,750 shares of common stock that are exercisable within 60 days after the date hereof which are held in trust for the benefit of Virgin Enterprises Limited.

(13)
Includes 350,686 shares of common stock, 875,000 performance-based shares of restricted stock held in escrow, and options to purchase 270,898 shares of common stock that are exercisable within 60 days after the date hereof.

(14)
Includes options to purchase 312,500 shares of common stock that are exercisable within 60 days after the date hereof.

(15)
Includes 16,732 shares of common stock, 3,741 time-based shares of restricted stock held in escrow, 26,930 performance-based restricted stock units, and options to purchase 63,524 shares of common stock that are exercisable within 60 days after the date hereof.

(16)
Includes 12,623 shares of common stock and options to purchase 312,500 shares of common stock that are exercisable within 60 days after the date hereof.

(17)
Includes 35,448 shares of common stock, 22,500 time-based shares of restricted stock held in escrow, 48,216 performance-based restricted stock units, and options to purchase 292,941 shares of common stock that are exercisable within 60 days after the date hereof.

(18)
Includes 19,666 shares of common stock, 41,667 performance-based shares of restricted stock held in escrow, 54,358 performance-based restricted stock units, and options to purchase 221,857 shares of common stock that are exercisable within 60 days after the date hereof.

(19)
Includes 21,074 shares of common stock, 44,792 performance-based restricted stock units, and options to purchase 65,118 shares of common stock that are exercisable within 60 days after the date hereof.

(20)
Includes 10,000 shares of common stock, 51,252 performance-based restricted stock units, and options to purchase 325,324 shares of common stock that are exercisable within 60 days after the date hereof.

(21)
The information concerning Mr. Burch is based solely upon information provided by Mr. Burch.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of a registered class of our equity securities to file with the SEC, and with each exchange on which our common stock trades, initial and annual reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than 10% beneficial owners are required by the SEC's regulations to furnish us with a copy of all Section 16(a) forms and reports they file.

        To our knowledge, based solely on a review of reports furnished to us and written representations that no other reports were required during this financial year ended December 31, 2007, our officers, directors and greater than 10% beneficial owners complied with all Section 16(a) filing requirements applicable to them except that: Stephen A. Burch was late in filing a Form 4 relating to his restricted stock disposal (shares withheld to satisfy tax withholding obligations) in March 2007 and a Form 4 relating to his grant of restricted stock in April 2007; Bryan H. Hall and Malcolm R. Wall were each late in filing a Form 4 relating to their restricted stock disposal (shares withheld to satisfy tax withholding obligations) in March 2007 and a Form 4 relating to their grant of stock options in May 2007; Neil A. Berkett, Robert C. Gale and Jacques D. Kerrest were each late in filing a Form 4 relating to their grant of stock options in May 2007; Edwin M. Banks was late in filing a Form 4 relating to the increase in the exercise price of certain stock options agreed in December 2007; and David K. Elstein was late in filing a Form 4 relating to his exercise of stock options in December 2007.

AUDIT COMMITTEE REPORT

        The audit committee has reviewed and discussed with management the Company's audited financial statements for the fiscal year ended December 31, 2007, which are included in the annual report on Form 10-K. The audit committee has discussed with Ernst & Young LLP ("Ernst & Young"), the Company's independent registered public accounting firm the matters required to be discussed under the Statement on Auditing Standards No. 61, as amended, which include, among other items, matters related to the conduct of the audit of the Company's financial statements.

        The audit committee has also discussed with Ernst & Young its independence relative to the Company and received and reviewed written disclosures and the letter from Ernst & Young required by the Independence Standards Board Standard No. 1, which relates to Ernst & Young's independence relative to the Company.

        Based on the foregoing discussions and review, the audit committee recommended to the board of directors that the audited financial statements for the fiscal year ended December 31, 2007 be included in the Company's annual report on Form 10-K for filing with the Securities and Exchange Commission.

The Audit Committee
George R. Zoffinger, Chairman
Edwin M. Banks
Jeffrey D. Benjamin

STOCKHOLDER PROPOSALS

        Proposals of stockholders intended to be presented at the 2009 annual meeting pursuant to Rule 14a-8 under the Exchange Act must be received by us at the address set forth on the first page of this proxy statement on or before December 14, 2008 to be considered for inclusion in our proxy statement and form of proxy relating to that meeting. Rules of the SEC set forth standards for the exclusion of some stockholder proposals from a proxy statement for an annual meeting.

        Pursuant to the advance notice requirements set forth in Article II, Section 4 of our by-laws, we will consider notices of stockholder proposals to be brought before the 2009 annual meeting submitted outside the processes of Rule 14a-8 under the Exchange Act to be timely if we receive such notices not less than 75 days nor more than 90 days prior to the first anniversary of the 2008 annual meeting of stockholders. However, if the date of the 2009 annual meeting is advanced more than 30 days prior to, or delayed by more than 30 days after, the anniversary of the 2008 annual meeting, we will consider notices of stockholder proposals to be timely if we receive them not later than the close of business on the tenth day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting is first given or made, whichever first occurs. You must be a stockholder of record on the date you give the notice and on the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting.

        The stockholder's notice must set forth as to each matter the stockholder proposes to bring before the annual meeting:

  •
  a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;

  •
  the name and record address of the stockholder proposing the business;

  •
  the class or series and number of shares of our capital stock which are owned beneficially or of record by the stockholder;

  •
  a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business and any material interest of the stockholder in such business; and

  •
  a representation that such stockholder intends to appear in person or by proxy at the meeting to bring the business before the meeting.

        The proposal or notice should be directed to the attention of the Secretary, Virgin Media Inc., 909 Third Avenue, Suite 2863, New York, New York 10022.

        No business proposed by a stockholder will be conducted at the annual meeting except business brought before the meeting in accordance with the procedures set forth in Article II, Section 4 of our by-laws summarized above or under Rule 14a-8 under the Exchange Act. An officer of ours presiding at the meeting shall, if the facts warrant, determine and declare to the meeting that the business was not properly brought before the meeting in accordance with the provisions of Article II, Section 4 of our by-laws, and if the officer so determines, the officer shall declare to the meeting that any such business not properly brought before the meeting shall not be transacted.

FORM 10-K

        Our annual report on Form 10-K for the fiscal year ended December 31, 2007 is available at www.virginmedia.com/investors. We will mail without charge, upon written request, a copy of such annual report, including the financial statements, financial statement schedules and list of exhibits, and any particular exhibit specifically requested. Requests should be sent to:

Richard Williams
Virgin Media Inc.—Director Investor Relations
909 Third Avenue
Suite 2863
New York, New York 10022
Tel: +1 212 906 8447
Fax: +1 212 752 1157

DELIVERY OF DOCUMENTS TO BENEFICIAL STOCKHOLDERS SHARING AN ADDRESS

        The Company has adopted the process called "householding" for mailing the Notice to beneficial stockholders in order to reduce printing costs and postage fees. Householding means that stockholders who share the same last name and address will receive only one copy of the Notice, unless we have received contrary instructions from any stockholder at that address. The Company will provide separate identification or control numbers for each account at the shared address to each stockholder of record.

        If you prefer to receive multiple copies of the Notice at the same address, additional copies will be provided to you promptly upon written or oral request. If you are a stockholder of record, you may contact us by writing to Richard Williams, Virgin Media Inc.—Director Investor Relations, 909 Third Avenue Suite 2863, New York, New York 10022, tel: +1 212 906 8447, fax: +1 212 7524. Eligible beneficial stockholders receiving multiple copies of the Notice can request householding by contacting the Company in the same manner.

        If you are a beneficial owner, you can request additional copies of the Notice or you can request householding by notifying your broker, bank or nominee.

OTHER BUSINESS

        The board of directors is not aware of any other matters other than those set forth in this proxy statement that will be presented for action at the annual meeting and does not intend to bring any other matters before the annual meeting. However, if any other matters should properly come before the annual meeting, or at any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters as they, in their discretion, may determine.

By order of the board of directors,

James F. Mooney Chairman

New York, New York
April 8, 2008

APPENDIX A
CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS OF VIRGIN MEDIA INC.

I.     PURPOSE OF THE COMMITTEE

        The purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Virgin Media Inc. (the "Company") is to oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company.

II.    COMPOSITION OF THE COMMITTEE

        The Committee shall be comprised of three or more directors as determined by resolution of the Board, each of whom will be "independent" as required by the Nasdaq Marketplace Rules, the Securities and Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission (the "SEC").

        Each member of the Committee must be able to read and understand fundamental financial statements. Further, at least one member of the Committee must be a "financial expert", as such term is defined in the rules and regulations of the SEC, as the Board interprets such requirement in its business judgment.

        The members of the Committee and its chairperson shall be nominated by the Executive Committee of the Board and elected by a majority vote of the Board, who shall serve on the Committee until such member resigns or is removed. Any vacancy on the Committee shall be filled by a majority vote of the Board at its next meeting following the occurrence of the vacancy.

III.  MEETINGS AND PROCEDURES OF THE COMMITTEE

        The Committee shall fix its own rules of procedure, which shall be consistent with the By-laws of the Company and this Charter. The Committee shall meet as often as it determines appropriate but not less frequently than once every fiscal quarter and may hold special meetings as circumstances require. The Committee may meet separately in special session on a periodic basis with management and the Company's independent auditors to discuss any matters that the Committee or either of these groups believe should be discussed privately.

        A majority of the Committee members participating in a meeting shall constitute a quorum. The Committee may form and delegate authority to subcommittees when appropriate. Minutes shall be kept for each meeting of the Committee.

IV.    DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

        The following are within the authority of the Committee:

  1.
  The Committee shall be directly responsible for the appointment, compensation and oversight of the Company's independent auditors. The independent auditors shall report directly to the Committee.

  2.
  The Committee shall approve in advance all audit engagements and the terms thereof and, except as otherwise permitted under applicable laws and regulations, all permissible non-audit services by independent auditors. Approval of audit and permissible non-audit services may also be delegated to one or more designated members of the Committee, and the person(s) granting such approval shall report such approval to the full Committee at the next scheduled meeting.

  3.
  The Committee shall obtain from the independent auditors at least annually a formal written statement delineating all relationships between the auditor and the Company and discuss with the auditor any disclosed relationships or services that may impact auditor objectivity and independence (consistent with Independence Standards Board Standard No. 1).

  4.
  The Committee shall oversee the independence of the independent auditors by actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services (per item 3 above) that may impact the objectivity and independence of the independent auditors, and taking, or recommending that the full Board take, appropriate action to satisfy itself of the auditors' independence.

  5.
  The Committee shall review the following:

        (i)    all critical accounting policies and practices used by the Company, including analyses of the effects of alternative treatments or treatments preferred by the independent auditors of financial information discussed by the independent auditors and management and the effects of alternative disclosures and GAAP methods on the Company's financial statements; and

        (ii)   all other material written communications between the independent auditors and management, such as any "management" or "internal control" letter prepared by the independent auditors or schedule of unadjusted differences.

  6.
  The Committee shall review and approve the Company's audited annual financial statements, quarterly financial statements and, as they deem appropriate, filings required under the federal securities laws; and the Committee shall review any major issues related thereto.

  7.
  The Committee shall attempt to resolve all disagreements between the independent auditors and management regarding financial reporting.

  8.
  The Committee shall review and evaluate on a regular basis the adequacy and effectiveness of the Company's internal control structure and procedures for financial reporting and disclosure controls and procedures, and discuss with the independent auditors and management the annual internal control report made by management, and attested to by the independent auditors, that assesses such internal control structures and procedures.

  9.
  The Committee shall prepare the report required by the rules and regulations of the SEC to be included in the Company's annual proxy statement.

  10.
  The Committee shall review the Company's policies relating to the avoidance of conflicts of interest and monitor compliance with the Company's Code of Conduct and Code of Ethics; unless otherwise approved by the Board, the Committee shall approve all changes to or waivers of the Company's Code of Conduct and Code of Ethics for executive officers or directors and must promptly disclose their existence and terms, as required by any law, regulation or Nasdaq listing standard.

  11.
  The Committee shall establish procedures for (i) the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of communications regarding questionable accounting or auditing matters.

  12.
  The Committee shall engage and determine funding for such independent professional advisers and counsel as the Committee determines are appropriate to carry out its functions hereunder, the cost of which shall be borne by the Company.

  13.
  The Committee shall review and approve all related-party transactions on an ongoing basis, other than such transactions which are approved by a comparable body of the Board.

  14.
  The Committee shall perform such additional activities as may be required by applicable law or Nasdaq Marketplace Rules, and shall consider such other matters, as the Committee or the Board deems necessary or appropriate.

  15.
  The Committee shall reassess the adequacy of this Charter on an annual basis.

        While the Committee has the duties and responsibilities set forth in this Charter, the Committee is not responsible for planning or conducting the audit or for determining whether the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Likewise, the Committee is not responsible for matters not disclosed or brought to its attention pursuant to the Company's Code of Conduct and Code of Ethics.

APPENDIX B
CHARTER OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS OF VIRGIN MEDIA INC.

I.     PURPOSE OF THE COMMITTEE

        The purposes of the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of Virgin Media Inc. (the "Company") shall be to oversee the Company's executive compensation.

II.    COMPOSITION OF THE COMMITTEE

        The Committee shall be comprised of three or more directors as determined by resolution of the Board, each of whom will be "independent" as required by the Nasdaq Marketplace Rules, a "non-employee director" within the meaning of Rule 16b-3(b)(3)(i) promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, and shall satisfy any other necessary standards of independence under the federal securities and tax laws.

        The members of the Committee and its chairperson shall be nominated by the Executive Committee of the Board and elected by a majority vote of the Board, who shall serve on the Committee until such member resigns or is removed. Any vacancy on the Committee shall be filled by a majority vote of the Board at its next meeting following the occurrence of the vacancy.

III.  MEETINGS AND PROCEDURES OF THE COMMITTEE

        The Committee shall fix its own rules of procedure, which shall be consistent with the By-laws of the Company and this Charter. The Committee shall meet as provided by its rules and as often as it determines appropriate but not less frequently than two times annually and may hold special meetings as circumstances require. A majority of the Committee members participating in a meeting shall constitute a quorum. The Committee may form and delegate authority to subcommittees when appropriate. Minutes shall be kept for each meeting of the Committee.

IV.    COMMITTEE RESPONSIBILITIES

        The Committee shall have the following responsibilities:

  1.
  The Committee shall review and approve on an annual basis the corporate goals and objectives with respect to compensation of the Chief Executive Officer ("CEO"). Unless otherwise determined by a majority of the "independent" (as defined by the Nasdaq Marketplace Rules) directors of the Board meeting in "executive session" (as defined by the Nasdaq Marketplace Rules), the Committee shall evaluate at least once a year the CEO's performance in light of these established goals and objectives and based upon these evaluations shall meet in "executive session" as defined in the Nasdaq Marketplace Rules to set the CEO's annual compensation, including salary, bonus, incentive and equity compensation.

  2.
  The Committee shall review and approve on an annual basis the evaluation process and compensation structure for the Company's officers. Unless otherwise determined by a majority or the "independent" (as defined by the Nasdaq Marketplace Rules) directors of the Board, the Committee shall evaluate the performance of all other officers (as defined in Section 16 of the Exchange Act and Rule 16a-1 thereunder) of the Company and shall approve the annual compensation, including salary, bonus, incentive and equity compensation, for such officers. Unless otherwise determined by the Committee, the CEO of the Company may be present

B-1

    during discussions evaluating and setting the compensation levels of such officers but may not vote on such deliberations.

  3.
  The Committee shall review the Company's incentive compensation and other stock-based plans and recommend changes in such plans to the Board as needed. The Committee shall have and shall exercise all the authority of the Board with respect to the administration of such plans.

  4.
  The Committee shall produce an annual report on executive compensation for inclusion in the Company's proxy statement, in accordance with all applicable laws, rules and regulations.

  5.
  The Committee shall engage and determine funding for such independent professional advisers and counsel as the Committee determines are appropriate to carry out its functions hereunder, the cost of which shall be borne by the Company.

B-2

APPENDIX C
CHARTER OF THE NOMINATING SUB-COMMITTEE
OF THE EXECUTIVE COMMITTEE OF VIRGIN MEDIA INC.

I.     PURPOSE OF THE NOMINATING SUB-COMMITTEE

        The purpose of the Nominating Sub-Committee shall be to recommend to the Board individuals qualified to serve as directors of the Company.

II.    COMPOSITION OF THE COMMITTEE

        The Nominating Sub-Committee shall be comprised of all members of the Executive Committee who are "independent" as required by the Nasdaq Marketplace Rules. Such members shall serve on the Nominating Sub-Committee until they resign or are removed. The Chairperson of the Nominating Sub-Committee shall be the Chairperson of the Executive Committee unless such Chairperson is not "independent" in which case the Chairperson of the Nominating Sub-Committee shall be designated by a majority vote of the Nominating Sub-Committee.

III.  MEETINGS AND PROCEDURES OF THE NOMINATING SUB-COMMITTEE

        The meetings and procedures of the Nominating Sub-Committee shall be the same as determined by the Executive Committee for meetings of the Executive Committee.

IV.    DUTIES OF THE NOMINATING SUB-COMMITTEE

  1.
  The Nominating Sub-Committee shall establish procedures by which it actively recruits individuals qualified to become Board members and considers candidates to fill Board positions, including evaluating the suitability of potential director nominees proposed by directors, management or stockholders.

  2.
  The Nominating Sub-Committee shall recommend to the Board the director nominees for election by the stockholders and select persons to fill Board vacancies, as the case may be, pursuant to the by-laws of the Company, which recommendations shall be consistent with the Board's criteria for selecting new directors and any independence requirements imposed by law, regulation or Nasdaq Marketplace Rules.

  3.
  The Nominating Sub-Committee shall review the suitability for continued service as a director of each Board member when his or her term expires and when he or she has a significant change in status, including, but not limited to, an employment change, and recommend whether the director should be re-nominated.

C-1

YOUR VOTE IS IMPORTANT VOTE BY INTERNET/TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK INTERNET https://www.proxypush.com/vmed  Go to the website address listed above.  Have your proxy card ready.  Follow the simple instructions that appear on your computer screen. OR TELEPHONE 1 866 390 5265  Use any touch tone telephone.  Have your proxy card ready.  Follow the simple recorded instructions. OR MAIL Mark, sign and date your proxy card. Detach your proxy card. Return your proxy card in the postage paid envelope provided. Important Notice Regarding the Availability of Proxy Materials for the Shareowner Meeting to be held on May 21, 2008. VIRGIN MEDIA INC. Vote in Person Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares. 1 866 390 5265 CALL TOLL FREE TO VOTE DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET Please mark, sign, date and return this Proxy in the accompanying prepaid envelope. X Votes must be indicated (x) in Black or Blue ink. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE FOLLOWING PROPOSALS. 1. ELECTION OF DIRECTORS: For all Nominees listed below   Withhold authority to vote for all Nominees listed below   Exceptions*   Nominees: William R. Huff, James F. Mooney (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided below.) *Exceptions 2. RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008. FOR    AGAINST    ABSTAIN  In the discretion of persons named on the other side, to act upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof. The proxy statement along with the 2007 Annual Report to stockholders are available free of charge at http://ww3.ics.ado.com/streetlink/vmed SCAN LINE NOTE: Please sign exactly as your name appears on this card. In case of joint owners, each owner must sign. If you are signing in your capacity as a trustee, executor, administrator, guardian, attorney in fact, agent, officer of a corporation or other fiduciary or representative, please indicate full title. Date                  Shareholder sign here                                          Co Owner sign here 0715

DETACH ADMISSION TICKET HERE VIRGIN MEDIA INC. 909 Third Avenue, Suite 2863, New York, New York 10022 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned appoints Neil A. Berkett and Bryan H. Hall, and each of them, with full power of substitution, proxies to represent the undersigned at the annual meeting of stockholders of Virgin Media Inc. (the “Company”) to be held at 10.15 a.m., local time, on Wednesday, May 21, 2008 at the offices of Fried, Frank, Harris, Shriver & Jacobson LLP at 375 Park Avenue, New York, New York 10152, 36th Floor, and at any adjournment or postponement of the meeting to vote all of the shares of stock which the undersigned would be entitled to vote, with all the powers the undersigned would possess if personally present. THE PROXY HOLDERS WILL VOTE THE SHARES REPRESENTED BY THIS PROXY IN THE MANNER INDICATED ON THIS CARD. UNLESS A CONTRARY DIRECTION IS INDICATED, THE PROXY HOLDERS WILL VOTE SUCH SHARES “FOR” ALL NOMINEES FOR DIRECTOR IN PROPOSAL 1 BELOW AND “FOR” PROPOSAL 2 SET FORTH ON THE REVERSE SIDE OF THIS CARD. IF ANY FURTHER MATTERS PROPERLY COME BEFORE THE ANNUAL MEETING, IT IS THE INTENTION OF THE PROXY HOLDERS TO VOTE SUCH PROXIES IN ACCORDANCE WITH THEIR BEST JUDGMENT. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE FOLLOWING PROPOSALS. (Continued and to be dated and signed on reverse side.)  VIRGIN MEDIA INC. PROXY PROCESSING P.O. BOX 3539 S HACKENSACK NJ 07606 9239   To change your address, please mark this box and indicate any changes.  To include any comments, please mark this box.